As filed with the Securities and Exchange Commission on May 15, 2015
File Nos. 333-76651, 811-09301

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 83	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 86	☒
(Check appropriate box or boxes)

TIAA-CREF Funds

(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 842-2733

John M. McCann, Esq.
TIAA-CREF Funds
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262

(Name and Address of Agent for Service)

Copy to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1900 K Street, N.W.

Washington, D.C. 20006
Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	On (date) pursuant to paragraph (a)(1)
☒	On July 31, 2015 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION ON OR AFTER [______________]. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE FUND MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[_____], 2015

TIAA-CREF Social Choice International Equity Fund

of the TIAA-CREF Funds

Class Ticker: Retail [_____] Retirement [_____] Premier [_____] Institutional [_____]

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Social Choice International Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 4

Principal investment strategies 5

Principal investment risks 6

Past performance 7

Portfolio management 7

Purchase and sale of Fund shares 7

Tax information 8

Payments to broker-dealers and other financial intermediary compensation 8

Additional information about investment strategies and risks 8

Additional information about the Fund 8

Additional information on principal investment risks of the Fund 9

Additional information about the Fund’s benchmark index 12

Additional information on principal and non-principal investment strategies 12

Portfolio holdings 13

Portfolio turnover 13

Share classes 14

Management of the Fund 14

The Fund’s investment adviser 14

Investment management fees 15

Portfolio management team 15

Other services 16

Distribution and services arrangements 17

Other arrangements 18

Calculating share price 18

Dividends and distributions 20

Taxes 21

Your account: purchasing, redeeming or exchanging shares 23

Fund shares offered in this Prospectus 23

Share class eligibility 24

Purchasing shares 26

Redeeming shares 32

Exchanging shares 35

Conversion of shares–applicable to all investors 37

Important transaction information 38

Market timing/excessive trading policy–applicable to all investors 41

Electronic prospectuses 43

Additional information about index providers 43

Glossary 44

Financial highlights 45

Summary information

TIAA-CREF Social Choice International Equity Fund

of the TIAA-CREF Funds

Investment objective

The Fund seeks a favorable long-term total return, that reflects the investment performance of the overall foreign equity markets while giving special consideration to certain environmental, social and governance ("ESG") criteria.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.88%	0.99%	0.74%	0.74%
Total Annual Fund Operating Expenses	1.43%	1.29%	1.19%	1.04%
Waivers and Expense Reimbursements[2]	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.65%	0.55%	0.40%

1	Estimates for current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.40% of average daily net assets for Institutional Class shares; (ii) 0.55% of average daily net assets for Premier Class shares; (iii) 0.65% of average daily net assets for Retirement Class shares; and (iv) 0.79% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least August 1, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through August 1, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$81	$66	$56	$41
3 Years	$389	$346	$314	$267

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

4     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund attempts to achieve the return of the foreign equity markets, as represented by its benchmark index, the Morgan Stanley Capital International EAFE®(Europe, Australasia, Far East) Index (the “MSCI EAFE® Index), while investing in companies whose activities are consistent with the Fund’s ESG criteria. See “Additional information about the Fund’s benchmark index” below for more information about the Fund’s benchmark.

The Fund’s investments are subject to certain ESG criteria. The research vendor currently providing the ESG performance evaluation is MSCI, Inc. (“MSCI”). All companies must meet or exceed minimum ESG performance standards to be eligible for inclusion in the Fund. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible investment for the Fund, When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their industry and relative to their peers. The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the Fund, most companies involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance.

Once a universe of ESG-eligible companies is established, Advisors then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. The Fund holdings will generally consist of a subset of the eligible investment universe. The Fund is not required to invest in all of the companies that meet the ESG criteria.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of the Trust (“Board of Trustees”) reviews

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     5

the ESG criteria used to determine eligibility of the securities held by the Fund and approves the vendor of that service. Advisors seeks to ensure that the Fund’s investments are consistent with its ESG criteria, but Advisors cannot guarantee that this will always be the case for every Fund investment. Consistent with its responsibilities, the CGSR Committee evaluates options for implementing the Fund’s ESG investment criteria and monitors the ESG vendor(s) selected to supply the ESG-eligible universe. Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendor(s) or any judgment exercised by the CGSR Committee or Advisors will reflect the beliefs or values of any particular investor.

The ESG criteria the Fund takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Fund utilizes may be changed without the approval of the Fund’s shareholders. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria excludes securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

6     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Lei Liao, CFA
Title:	Senior Director	Director
Experience on Fund:	since 2015	since 2015

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     7

all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor

8     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Fund

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria excludes securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     9

conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

10     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Benchmark Risk—The risk that the performance of the Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses.

• Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     11

Additional information about the Fund’s benchmark index

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

MSCI EAFE® Index

The MSCI EAFE® Index tracks the performance of the leading stocks in certain MSCI countries outside of North America in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of certain countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 83% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Additional information on principal and non-principal investment strategies

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Fund’s portfolio. Such options may include put and call options on securities of the types in which the Fund may invest and on securities indices composed of such securities. In writing (selling) call options, the Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Fund losses during periods of market decline. In purchasing call and put options, the Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as

12     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

applicable, of the security. The Fund can also write (sell) put options. In writing put options, the Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Fund losses during periods of market decline.

In addition, the Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. The Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Portfolio turnover

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     13

asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Share classes

The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Fund

The Fund’s investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of [_______], Advisors and TCIM together had approximately $[____] billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

14     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Social Choice International Equity Fund	All Assets	0.30%

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund’s shareholder report for the period ending October 31, 2015. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     15

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Social Choice International Equity Fund
Philip James (Jim) Campagna, CFA Senior Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2015

Lei Liao, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Northern Trust Global Investment—2007 to 2012 (portfolio management of domestic and international, tax advantaged and index portfolios). World Asset Management—2005 to 2007 (portfolio manager for a variety of equity index funds)	2012	2005	2015

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to

16     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

Distribution and services arrangements

All classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund’s SAI.

Retail Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Retirement Class

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     17

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund’s distribution and services arrangements for Premier Class shares appears in the Fund’s SAI.

Institutional Class

More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

18     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     19

matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full

20     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     21

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

22     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Fund offers four share classes: Retail, Retirement, Premier and Institutional Class shares. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Investors should note that certain account minimums may be required for purchasing Retail or Institutional Class shares.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     23

Share class eligibility

Overview

Each of the Fund’s share classes has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts. These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Financial Intermediary Accounts may include, but are not limited to, the following:

• Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA-CREF, or by other entities not affiliated with TIAA-CREF, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Benefit Plans. These include accounts sponsored or administered by either TIAA-CREF and its affiliates or by other entities not affiliated with TIAA-CREF and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans. Such Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Benefit Plans may have to pay additional expenses related to the administration of such plans.

Eligible Investors. These include both Financial Intermediary Accounts and Benefit Plans.

Direct Purchasers. These accounts are opened directly with the transfer agent for the Fund, Boston Financial Data Services, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Retail Class and Institutional Class

Retail Class and Institutional Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

24     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Eligibility—Retirement Class and Premier Class

Retirement Class and Premier Class shares are available for purchase by or through the following types of accounts:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Retail Class and Institutional Class shares:

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• Institutional Class shares: The minimum initial investment is $2,000,000 per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Retirement Class or Premier Class shares.

All share classes

The Fund reserves the right to determine in its sole discretion whether any person, financial intermediary or entity is eligible to purchase Retail, Retirement,

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     25

Premier or Institutional Class shares. For more information with regard to Retail Class shares, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. For more information with regard to Retirement, Premier or Institutional Class shares, please call the Fund at 800 842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”).

Investors in all share classes should be aware that the Fund may from time to time, in its discretion, deviate from or vary the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Retail Class shares and Direct Purchasers of Institutional Class shares

How to open an account—Retail Class

Accounts can be opened online, via mail or in person. To open an account, send the Fund a completed application with your initial investment. To open an account online or download an application to mail to the Fund, please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on Mutual Funds. At the Web Center, you can establish an individual, joint or custodial (UGMA/UTMA) account. If you have any questions or need help obtaining or completing the application, call the Fund at 800 223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Fund via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Fund.

Minimum initial and subsequent investment

The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. For Direct Purchasers of Institutional Class shares, the minimum initial

26     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

investment is $2,000,000 per Fund account. The Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

All Retail Class shareholders automatically have the right to buy shares by telephone or through the TIAA-CREF Web Center as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web purchase option, you can indicate this on the application or call the Fund at 800 223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website. The Retail Class imposes a $100,000 per fund per day limit on telephone and web purchases.

Transaction methods for purchases

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund by calling 800 223-1200. You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Fund.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

P.O. Box 55081

Boston, MA 02205-5081

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     27

Overnight Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Purchasing via wire: See the section entitled “Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five business days after the Fund receives your request. As used herein, the term “business day” means any day that the NYSE is open for trading.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a financial intermediary or Benefit Plan who are interested in making in-kind purchases should contact their intermediary or Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Payment limitations: Generally, for Retail Class shareholders and Direct Purchasers of Institutional Class shares, the Fund will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Fund;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

28     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks.

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

For Eligible Investors in Retirement, Premier and Institutional Class shares and their clients

For Participants in a Benefit Plan or other account administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use the TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA-CREF Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA-CREF

PO Box 1259

Charlotte, NC 28262

Overnight Mail:

TIAA-CREF

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting the Fund and the amounts you wish to contribute to the Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

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The Fund may suspend or terminate the offering of Retirement, Premier and Institutional Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

For Participants in a Benefit Plan or other account not administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. If you are investing through a financial intermediary, you will need to follow the instructions and procedures provided by the intermediary.

Other information for Benefit Plans

As a participant in a Benefit Plan, the Fund imposes no minimum investment. The Fund does not currently restrict the frequency of investments made in the Fund by participant accounts through Benefit Plans, although the Fund reserves the right to impose such restrictions in the future. If you are investing in the Fund through a Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your participant account. Additionally, the Code limits total annual contributions to most types of Benefit Plans.

Other information for Eligible Investors

Investors purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your financial intermediary or Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771

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All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund and amount to be invested.

Points to remember for all purchases

The Fund considers all purchase requests to be received when they are received in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good Order” below.) Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a financial intermediary, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund's Market Timing/Excessive Trading Policy (see below). If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record. For payments made by

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check, the Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. In addition, the Fund reserves the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any business day. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your financial intermediary may have different requirements and restrictions on redemptions than the Fund. If you hold your Fund shares through a Benefit Plan or other account administered by TIAA-CREF, the Benefit Plan or other account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Fund nor its transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent), but not later than seven days afterwards.

If a redemption is requested after a recent purchase of shares, the Fund may delay payment of the redemption proceeds until the check or an electronic funds transfer transaction clears. This can take up to 10 days. There is a 10 calendar

32     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA-CREF Web Center.

If you request a redemption, we will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption is sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a Medallion Signature Guarantee for a redemption of any class. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

For participants holding shares through a Benefit Plan (Retirement, Premier and Institutional Class shares)

A redemption can be part of an exchange into (1) another fund available through your Benefit Plan or, (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Retail and Institutional Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

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Transaction methods for redemptions

If your shares are held through a financial intermediary, please contact the intermediary for redemption requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

Over the Internet: With TIAA-CREF’s Web Center, Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per fund per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. Retirement, Premier and Institutional Class shares held through a Benefit Plan or other account administered by TIAA-CREF are limited to a maximum cumulative Internet redemption of $50,000 on a rolling 12 month basis. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Before you can use the Web Center, you must enter your Social Security number, date of birth and active account number. The Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate number provided in the section entitled “Purchasing shares” above. All shareholders with telephone redemption options automatically receive the Internet redemption option. If you do not want to be able to redeem by telephone or Internet, indicate this on your application or call the Fund anytime after opening your account. Direct Purchasers of Institutional Class shares wishing to make redemption orders by telephone should call their Relationship Manager.

• Direct Purchasers of Retail Class shares can redeem amounts up to $100,000 per fund per day by phone.

• Participants holding Retirement, Premier and Institutional Class shares through a Benefit Plan or other account administered by TIAA-CREF can redeem up to $50,000 every seven days by phone or any greater amount as approved by the Fund from time to time.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The Fund will automatically redeem the requested dollar amount or number of shares for Retail Class each month or quarter on the 1st or 15th of the month or for Retirement, Premier and Institutional Classes held in a Benefit Plan or other account administered by TIAA-CREF on any business day between the 1st and 28th of the month. For all share classes, if the days selected are not business days, shares will be redeemed on the following business day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Fund and want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you or you may enroll online through the TIAA-CREF Web

34     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Fund or through the TIAA-CREF Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Fund receives your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90 day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any business day subject to limitations (i) described in the section entitled "Market timing/excessive trading policy" below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s plan. Shareholders who own shares through an Eligible Investor such as a Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your financial intermediary or plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Retail Class shareholders and Direct Purchasers of Institutional Class Shares, an exchange into a fund in which you already own shares must be for at

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     35

least $50 ($1,000 for Institutional) and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Retirement, Premier and Institutional Class shares held through a plan, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By telephone: For Direct Purchasers of Retail Class shares, please call 800 223-1200. If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager. For share classes held under Benefit Plans or other accounts administered by TIAA-CREF, please call 800 842-2252. For share classes held under Benefit Plans or other accounts not administered by TIAA-CREF, please contact your financial intermediary for exchange requirements.

By systematic exchange: Under this feature, TIAA-CREF automatically redeems shares in the Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Fund does not offer systematic exchanges for Direct Purchasers in the Institutional Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following business day if those days are not business days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA-CREF. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the

36     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

amount or frequency of exchanges will become effective within five days after the Fund receives your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     37

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Retirement, Premier or Institutional Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund

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shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund’s account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Premier and Retirement Class. There is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     39

taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administered by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to

40     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/07/01, Attention: Director, Distribution Operation Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     41

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interest, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s

42     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Additional information about index providers

The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Advisors. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of a fund or any other person or entity regarding the advisability of investing in funds generally or in this Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or owners of a fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which a fund is redeemable. Further, none of the MSCI parties has any obligation or

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     43

liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

although msci shall obtain information for inclusion in or for use in the calculation of the msci indexes from sources that msci considers reliable, none of the msci parties warrants or guarantees the originality, accuracy and/or the completeness of any msci index or any data included therein. none of the msci parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any msci index or any data included therein. none of the msci parties shall have any liability for any errors, omissions or interruptions of or in connection with any msci index or any data included therein. further, none of the msci parties makes any express or implied warranties of any kind, and the msci parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each msci index and any data included therein. without limiting any of the foregoing, in no event shall any of the msci parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt

44     Prospectus  ■  TIAA-CREF Social Choice International Equity Fund

securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Financial highlights

Because the Fund is newly operational, no financial highlights information is currently available.

TIAA-CREF Social Choice International Equity Fund  ■  Prospectus     45

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, Social Security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	Atk (__/15)

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION ON OR AFTER [______________]. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE FUND MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[_______], 2015

TIAA-CREF Social Choice Low Carbon Equity Fund

of the TIAA-CREF Funds

Class Ticker: Retail [_____] Retirement [_____] Premier [_____] Institutional [_____]

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Social Choice Low Carbon Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 4

Principal investment strategies 5

Principal investment risks 6

Past performance 8

Portfolio management 8

Purchase and sale of Fund shares 8

Tax information 9

Payments to broker-dealers and other financial intermediary compensation 9

Additional information about investment strategies and risks 9

Additional information about the Fund 9

Additional information on principal investment risks of the Fund 10

Additional information about the Fund’s benchmark index 13

Additional information on principal and non-principal investment strategies 13

Portfolio holdings 14

Portfolio turnover 14

Share classes 15

Management of the Fund 15

The Fund’s investment adviser 15

Investment management fees 16

Portfolio management team 16

Other services 17

Distribution and services arrangements 18

Other arrangements 19

Calculating share price 19

Dividends and distributions 21

Taxes 22

Your account: purchasing, redeeming or exchanging shares 24

Fund shares offered in this Prospectus 24

Share class eligibility 24

Purchasing shares 27

Redeeming shares 33

Exchanging shares 36

Conversion of shares–applicable to all investors 37

Important transaction information 38

Market timing/excessive trading policy–applicable to all investors 42

Electronic prospectuses 44

Additional information about index providers 44

Glossary 44

Financial highlights 45

Summary information

TIAA-CREF Social Choice Low Carbon Equity Fund

of the TIAA-CREF Funds

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social, and governance criteria (“ESG”), which include additional criteria relating to carbon emissions and fossil fuel reserves.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.48%	0.59%	0.34%	0.34%
Total Annual Fund Operating Expenses	0.98%	0.84%	0.74%	0.59%
Waivers and Expense Reimbursements[2]	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.57%	0.47%	0.32%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.32% of average daily net assets for Institutional Class shares; (ii) 0.47% of average daily net assets for Premier Class shares; (iii) 0.57% of average daily net assets for Retirement Class shares; and (iv) 0.71% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least August 1, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through August 1, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$73	$58	$48	$33
3 Years	$285	$241	$209	$162

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

4     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to achieve investment results that reflect the return of the U.S. stock market as represented by its benchmark index, the Russell 3000® while investing in companies whose activities are consistent with the Fund’s ESG criteria, which include additional criteria relating to carbon emissions and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” below for more information about the Fund’s benchmark.

The Fund’s investments are subject to certain ESG criteria. The research vendor currently providing the ESG performance evaluation is MSCI, Inc. (“MSCI”). All companies must meet or exceed minimum ESG performance standards to be eligible for inclusion in the Fund. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible investment for the Fund. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their industry and relative to their peers. The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the Fund, most companies involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon emissions and (2) have limited exposure to oil, gas, and coal (i.e., fossil fuel) reserves. The determination of leadership criteria takes into consideration company carbon emissions in both absolute and normalized terms. Absolute emissions are measured as tons of carbon emitted directly into the atmosphere while intensity is measured using a normalized unit of economic output (e.g., tons of carbon emitted per unit sales). Reserves are fossil fuel deposits that have not yet been extracted.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     5

Once a universe of ESG-eligible companies is established, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. The Fund holdings will generally consist of a subset of the eligible investment universe. The Fund is not required to invest in all of the companies that meet the ESG criteria.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of the Trust (“Board of Trustees”) reviews the ESG criteria used to determine eligibility of the securities held by the Fund and approves the vendor of that service. Advisors seeks to ensure that the Fund’s investments are consistent with its ESG criteria, but Advisors cannot guarantee that this will always be the case for every Fund investment. Consistent with its responsibilities, the CGSR Committee evaluates options for implementing the Fund’s ESG investment criteria and monitors the ESG vendor(s) selected to supply the ESG-eligible universe. Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendor(s) or any judgment exercised by the CGSR Committee or Advisors will reflect the beliefs or values of any particular investor.

The ESG criteria the Fund takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Fund utilizes may be changed without the approval of the Fund’s shareholders. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the CGSR Committee. Consistent with its ESG criteria, the Fund may invest up to 15% of its assets in foreign investments.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment will have special emphasis on companies with low current carbon emissions and limited exposure to fossil fuel reserves, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

6     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     7

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Lei Liao, CFA
Title:	Senior Director	Director
Experience on Fund:	since 2015	since 2015

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If

8     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     9

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Fund

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following principal investment risks:

• ESG Criteria Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment will have special emphasis on companies with low current carbon emissions and limited exposure to fossil fuel reserves, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

10     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     11

companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Benchmark Risk—The risk that the performance of the Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses.

• Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

12     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

Additional information about the Fund’s benchmark index

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of July 1, 2015 the Russell 3000® Index had a mean market capitalization of $[________] billion and a median market capitalization of $[______] billion. The largest market capitalization of companies in the Russell 3000® Index was $[______] billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

Additional information on principal and non-principal investment strategies

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Fund’s portfolio. Such options may include put and call options on securities of the types in which the Fund may invest and on securities indices composed of such securities. In writing (selling) call options, the Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Fund losses during periods of market decline. In purchasing call and put options, the Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Fund can also write (sell) put options. In writing put options, the Fund may experience losses on a security if the market price of

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the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Fund losses during periods of market decline.

In addition, the Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. The Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Portfolio turnover

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the

14     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Share classes

The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Fund

The Fund’s investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of [___________], Advisors and TCIM together had approximately $[____] billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’

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duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Social Choice Low Carbon Equity Fund	All Assets	0.25%

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund’s shareholder report for the period ending October 31, 2015. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Social Choice Low Carbon Equity Fund
Philip James (Jim) Campagna, CFA Senior Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2015

16     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Lei Liao, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Northern Trust Global Investment—2007 to 2012 (portfolio management of domestic and international, tax advantaged and index portfolios). World Asset Management—2005 to 2007 (portfolio manager for a variety of equity index funds)	2012	2005	2015

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     17

Distribution and services arrangements

All classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund’s SAI.

Retail Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Retirement Class

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

18     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund’s distribution and services arrangements for Premier Class shares appears in the Fund’s SAI.

Institutional Class

More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     19

of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

20     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     21

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (FIFO), or some other specific

22     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     23

Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Fund offers four share classes: Retail, Retirement, Premier and Institutional Class shares. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Investors should note that certain account minimums may be required for purchasing Retail or Institutional Class shares.

Share class eligibility

Overview

Each of the Fund’s share classes has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as

24     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts. These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Financial Intermediary Accounts may include, but are not limited to, the following:

• Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA-CREF, or by other entities not affiliated with TIAA-CREF, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Benefit Plans. These include accounts sponsored or administered by either TIAA-CREF and its affiliates or by other entities not affiliated with TIAA-CREF and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans. Such Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Benefit Plans may have to pay additional expenses related to the administration of such plans.

Eligible Investors. These include both Financial Intermediary Accounts and Benefit Plans.

Direct Purchasers. These accounts are opened directly with the transfer agent for the Fund, Boston Financial Data Services, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Retail Class and Institutional Class

Retail Class and Institutional Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     25

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Eligibility—Retirement Class and Premier Class

Retirement Class and Premier Class shares are available for purchase by or through the following types of accounts:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Retail Class and Institutional Class shares:

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• Institutional Class shares: The minimum initial investment is $2,000,000 per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Retirement Class or Premier Class shares.

All share classes

The Fund reserves the right to determine in its sole discretion whether any person, financial intermediary or entity is eligible to purchase Retail, Retirement, Premier or Institutional Class shares. For more information with regard to Retail Class shares, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. For more information with regard to Retirement, Premier or Institutional Class shares, please call the Fund at 800

26     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”).

Investors in all share classes should be aware that the Fund may from time to time, in its discretion, deviate from or vary the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Retail Class shares and Direct Purchasers of Institutional Class shares

How to open an account—Retail Class

Accounts can be opened online, via mail or in person. To open an account, send the Fund a completed application with your initial investment. To open an account online or download an application to mail to the Fund, please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on Mutual Funds. At the Web Center, you can establish an individual, joint or custodial (UGMA/UTMA) account. If you have any questions or need help obtaining or completing the application, call the Fund at 800 223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Fund via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Fund.

Minimum initial and subsequent investment

The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. For Direct Purchasers of Institutional Class shares, the minimum initial investment is $2,000,000 per Fund account. The Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     27

Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

All Retail Class shareholders automatically have the right to buy shares by telephone or through the TIAA-CREF Web Center as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web purchase option, you can indicate this on the application or call the Fund at 800 223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website. The Retail Class imposes a $100,000 per fund per day limit on telephone and web purchases.

Transaction methods for purchases

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund by calling 800 223-1200. You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Fund.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

P.O. Box 55081

Boston, MA 02205-5081

Overnight Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

28     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Purchasing via wire: See the section entitled “Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five business days after the Fund receives your request. As used herein, the term “business day” means any day that the NYSE is open for trading.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a financial intermediary or Benefit Plan who are interested in making in-kind purchases should contact their intermediary or Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Payment limitations: Generally, for Retail Class shareholders and Direct Purchasers of Institutional Class shares, the Fund will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Fund;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks.

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     29

be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

For Eligible Investors in Retirement, Premier and Institutional Class shares and their clients

For Participants in a Benefit Plan or other account administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use the TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA-CREF Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA-CREF

PO Box 1259

Charlotte, NC 28262

Overnight Mail:

TIAA-CREF

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting the Fund and the amounts you wish to contribute to the Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Fund may suspend or terminate the offering of Retirement, Premier and Institutional Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

30     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

For Participants in a Benefit Plan or other account not administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. If you are investing through a financial intermediary, you will need to follow the instructions and procedures provided by the intermediary.

Other information for Benefit Plans

As a participant in a Benefit Plan, the Fund imposes no minimum investment. The Fund does not currently restrict the frequency of investments made in the Fund by participant accounts through Benefit Plans, although the Fund reserves the right to impose such restrictions in the future. If you are investing in the Fund through a Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your participant account. Additionally, the Code limits total annual contributions to most types of Benefit Plans.

Other information for Eligible Investors

Investors purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your financial intermediary or Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771
All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     31

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund and amount to be invested.

Points to remember for all purchases

The Fund considers all purchase requests to be received when they are received in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good Order” below.) Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a financial intermediary, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund's Market Timing/Excessive Trading Policy (see below). If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record. For payments made by check, the Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any

32     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. In addition, the Fund reserves the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any business day. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your financial intermediary may have different requirements and restrictions on redemptions than the Fund. If you hold your Fund shares through a Benefit Plan or other account administered by TIAA-CREF, the Benefit Plan or other account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Fund nor its transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent), but not later than seven days afterwards.

If a redemption is requested after a recent purchase of shares, the Fund may delay payment of the redemption proceeds until the check or an electronic funds transfer transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA-CREF Web Center.

If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption is sent to (i) a bank account not on file, (ii) an address other than the address of record, or

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     33

(iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a Medallion Signature Guarantee for a redemption of any class. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

For participants holding shares through a Benefit Plan (Retirement, Premier and Institutional Class shares)

A redemption can be part of an exchange into (1) another fund available through your Benefit Plan or, (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Retail and Institutional Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

Transaction methods for redemptions

If your shares are held through a financial intermediary, please contact the intermediary for redemption requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

Over the Internet: With TIAA-CREF’s Web Center, Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per fund per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings

34     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

accounts held by Direct Purchasers. Retirement, Premier and Institutional Class shares held through a Benefit Plan or other account administered by TIAA-CREF are limited to a maximum cumulative Internet redemption of $50,000 on a rolling 12 month basis. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Before you can use the Web Center, you must enter your Social Security number, date of birth and active account number. The Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate number provided in the section entitled “Purchasing shares” above. All shareholders with telephone redemption options automatically receive the Internet redemption option. If you do not want to be able to redeem by telephone or Internet, indicate this on your application or call the Fund anytime after opening your account. Direct Purchasers of Institutional Class shares wishing to make redemption orders by telephone should call their Relationship Manager.

• Direct Purchasers of Retail Class shares can redeem amounts up to $100,000 per fund per day by phone.

• Participants holding Retirement, Premier and Institutional Class shares through a Benefit Plan or other account administered by TIAA-CREF can redeem up to $50,000 every seven days by phone or any greater amount as approved by the Fund from time to time.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The Fund will automatically redeem the requested dollar amount or number of shares for Retail Class each month or quarter on the 1st or 15th of the month or for Retirement, Premier and Institutional Classes held in a Benefit Plan or other account administered by TIAA-CREF on any business day between the 1st and 28th of the month. For all share classes, if the days selected are not business days, shares will be redeemed on the following business day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Fund and want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you or you may enroll online through the TIAA-CREF Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Fund or through the TIAA-CREF Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Fund receives your instructions.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     35

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90 day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any business day subject to limitations (i) described in the section entitled "Market timing/excessive trading policy" below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s plan. Shareholders who own shares through an Eligible Investor such as a Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your financial intermediary or plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Retail Class shareholders and Direct Purchasers of Institutional Class Shares, an exchange into a fund in which you already own shares must be for at least $50 ($1,000 for Institutional) and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Retirement, Premier and Institutional Class shares held through a plan, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you

36     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By telephone: For Direct Purchasers of Retail Class shares, please call 800 223-1200. If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager. For share classes held under Benefit Plans or other accounts administered by TIAA-CREF, please call 800 842-2252. For share classes held under Benefit Plans or other accounts not administered by TIAA-CREF, please contact your financial intermediary for exchange requirements.

By systematic exchange: Under this feature, TIAA-CREF automatically redeems shares in the Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Fund does not offer systematic exchanges for Direct Purchasers in the Institutional Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following business day if those days are not business days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA-CREF. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Fund receives your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     37

which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center

38     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

(or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Retirement, Premier or Institutional Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     39

the Fund’s account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Premier and Retirement Class. There is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

40     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administered by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/07/01, Attention: Director, Distribution Operation Services.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     41

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within

42     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interest, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     43

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Additional information about index providers

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the russell indexes or any data included in the russell indexes. russell makes no representation, warranty or guarantee regarding the use or the results of use of the russell indexes or any data included therein, or any securities (or combination thereof) comprising the russell indexes. russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the russell index(es) or any data or any security (or combination thereof) included therein.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

44     Prospectus  ■  TIAA-CREF Social Choice Low Carbon Equity Fund

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Financial highlights

Because the Fund is newly operational, no financial highlights information is currently available.

TIAA-CREF Social Choice Low Carbon Equity Fund  ■  Prospectus     45

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, Social Security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	Atk (__/15)

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION ON OR AFTER [______________]. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE FUND MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[ __________], 2015

TIAA-CREF Short-Term Bond Index Fund

of the TIAA-CREF Funds

Class Ticker: Retail [ ] Retirement [ ] Premier [ ] Institutional [ ]

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Short-Term Bond Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 4

Principal investment strategies 5

Principal investment risks 5

Past performance 6

Portfolio management 6

Purchase and sale of Fund shares 7

Tax information 7

Payments to broker-dealers and other financial intermediary compensation 8

Additional information about investment strategies and risks 8

Additional information about the Fund 8

Additional information on principal investment risks of the Fund 9

Additional information about the Fund’s benchmark index 11

Additional information on principal and non-principal investment strategies 12

Portfolio holdings 12

Portfolio turnover 12

Share classes 13

Management of the Fund 13

The Fund’s investment adviser 13

Investment management fees 14

Portfolio management team 14

Other services 15

Distribution and services arrangements 16

Other arrangements 17

Calculating share price 17

Dividends and distributions 19

Taxes 20

Your account: purchasing, redeeming or exchanging shares 22

Fund shares offered in this Prospectus 22

Share class eligibility 23

Purchasing shares 25

Redeeming shares 31

Exchanging shares 34

Conversion of shares–applicable to all investors 36

Important transaction information 37

Market timing/excessive trading policy 40

Electronic prospectuses 40

Glossary 40

Financial highlights 41

Summary information

TIAA-CREF Short-Term Bond Index Fund

of the TIAA-CREF Funds

Investment objective

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a short-term bond index.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.07%	0.07%	0.07%	0.07%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.43%	0.58%	0.33%	0.33%
Total Annual Fund Operating Expenses	0.75%	0.65%	0.55%	0.40%
Waivers and Expense Reimbursements[2]	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.47%	0.37%	0.27%	0.12%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.12% of average daily net assets for Institutional Class shares; (ii) 0.27% of average daily net assets for Premier Class shares; (iii) 0.37% of average daily net assets for Retirement Class shares; and (iv) 0.47% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least August 1, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through August 1, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$48	$38	$28	$12
3 Years	$212	$180	$148	$100

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

4     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index”). The Fund uses a sampling technique to create a portfolio that closely matches the overall investment characteristics of the Index (for example, duration, sector diversification and credit quality) without investing in all of the securities in the Index. At times the Fund may purchase securities not held in the Index, but which Teachers Advisors, Inc. (“Advisors”) believes have similar investment characteristics to securities held in its index. Generally, the Fund intends to invest in a wide spectrum of public, investment-grade, taxable debt securities denominated in U.S. dollars including United States treasury debt, government-related debt, and corporate issues. The Fund has a policy of maintaining a dollar weighted average maturity of no more than three years. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The securities purchased by the Fund will mainly be high-quality instruments rated in the top four credit categories by Moody’s or S&P or deemed to be of the same quality by Advisors using its own credit quality analysis. The Fund may continue to hold instruments that were rated as high-quality when purchased, but which subsequently are downgraded to below-investment-grade status or have their ratings withdrawn by one or more rating agencies.

Because the return of the Index is not reduced by investment and other operating expenses, the Fund’s ability to match the Index is negatively affected by the costs of buying and selling securities, as well as other fees and expenses. The use of this index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing to meet interest or principal payments when the fixed-income investments become due.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     5

the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

6     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Name:	Lijun (Kevin) Chen	James Tsang, CFA
Title:	Director	Director
Experience on Fund:	since 2015	since 2015

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     7

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds within its benchmark and portfolio tracking index. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

8     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Fund

The value of the Fund may increase or decrease as a result of its investments in fixed-income securities. More specifically, the Fund typically is subject to the following principal investment risks:

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, a reduction in dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     9

investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all. Further, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the performance of the Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

10     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

Additional information about the Fund’s benchmark index

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Barclays U.S. 1–3 Year Government/Credit Bond Index

The Barclays 1–3 Year Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     11

Additional information on principal and non-principal investment strategies

The Fund may also buy and sell put and call options, futures contracts, options on futures, and forwards; and engage in certain swap transactions. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as for risk management and to increase total return. Futures contracts permit the Fund to seek to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. In seeking to manage currency risk, the Fund also may enter into forward currency contracts, buy or sell options and futures on foreign currencies, and enter into foreign currency swap contracts.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Portfolio turnover

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and

12     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

(2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Share classes

The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Fund

The Fund’s investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of [_________], Advisors and TCIM together had approximately $[___] billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     13

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)
Short-Term Bond Index Fund	All Assets	0.07%

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund’s shareholder report for the period ending September 30, 2015. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

14     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Short-Term Bond Index Fund
Lijun (Kevin) Chen Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio management); previously, fixed-income quantitative strategies, enterprise risk management	2004	1992	2015

James Tsang, CFA Director	Quantitative Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2007 to Present, AIG Investments 2002 to 2007 (quantitative analyst)	2007	1997	2015

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     15

Distribution and services arrangements

All classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund’s SAI.

Retail Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Retirement Class

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

16     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund’s distribution and services arrangements for Premier Class shares appears in the Fund’s SAI.

Institutional Class

More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     17

of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

18     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     19

“Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis

20     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     21

of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Fund offers four share classes: Retail, Retirement, Premier and Institutional Class shares. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Investors should note that certain account minimums may be required for purchasing Retail or Institutional Class shares.

22     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Share class eligibility

Overview

Each of the Fund’s share classes has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts. These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Financial Intermediary Accounts may include, but are not limited to, the following:

• Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA-CREF, or by other entities not affiliated with TIAA-CREF, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Benefit Plans. These include accounts sponsored or administered by either TIAA-CREF and its affiliates or by other entities not affiliated with TIAA-CREF and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans. Such Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Benefit Plans may have to pay additional expenses related to the administration of such plans.

Eligible Investors. These include both Financial Intermediary Accounts and Benefit Plans.

Direct Purchasers. These accounts are opened directly with the transfer agent for the Fund, Boston Financial Data Services, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Retail Class and Institutional Class

Retail Class and Institutional Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     23

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Eligibility—Retirement Class and Premier Class

Retirement Class and Premier Class shares are available for purchase by or through the following types of accounts:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA-CREF; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Retail Class and Institutional Class shares:

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• Institutional Class Shares: The minimum initial investment is $10,000,000 per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Retirement Class or Premier Class shares.

All share classes

The Fund reserves the right to determine in its sole discretion whether any person, financial intermediary or entity is eligible to purchase Retail, Retirement, Premier or Institutional Class shares. For more information with regard to Retail

24     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Class shares, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. For more information with regard to Retirement, Premier or Institutional Class shares, please call the Fund at 800 842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”).

Investors in all share classes should be aware that the Fund may from time to time, in its discretion, deviate from or vary the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Retail Class shares and Direct Purchasers of Institutional Class shares

How to open an account—Retail Class

Accounts can be opened online, via mail or in person. To open an account, send the Fund a completed application with your initial investment. To open an account online or download an application to mail to the Fund, please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on Mutual Funds. At the Web Center, you can establish an individual, joint or custodial (UGMA/UTMA) account. If you have any questions or need help obtaining or completing the application, call the Fund at 800 223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Fund via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Fund.

Minimum initial and subsequent investment

The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. For Direct Purchasers of Institutional Class shares, the minimum initial investment is $10,000,000 per Fund account. The Fund can only accept payment

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     25

to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

All Retail Class shareholders automatically have the right to buy shares by telephone or through the TIAA-CREF Web Center as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web purchase option, you can indicate this on the application or call the Fund at 800 223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website. The Retail Class imposes a $100,000 per fund per day limit on telephone and web purchases.

Transaction methods for purchases

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund by calling 800 223-1200. You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Fund.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

P.O. Box 55081

Boston, MA 02205-5081

26     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

Overnight Mail:

The TIAA-CREF Funds—(specify either: “Retail Class” or “Institutional Class”)

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Purchasing via wire: See the section entitled “Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five business days after the Fund receives your request. As used herein, the term “business day” means any day that the NYSE is open for trading.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a financial intermediary or Benefit Plan who are interested in making in-kind purchases should contact their intermediary or Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Payment limitations: Generally, for Retail Class shareholders and Direct Purchasers of Institutional Class shares, the Fund will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Fund;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     27

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks.

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

For Eligible Investors in Retirement, Premier and Institutional Class shares and their clients

For Participants in a Benefit Plan or other account administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use the TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA-CREF Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA-CREF

PO Box 1259

Charlotte, NC 28262

Overnight Mail:

TIAA-CREF

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting the Fund and the amounts you wish to contribute to the Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

28     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

The Fund may suspend or terminate the offering of Retirement, Premier and Institutional Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

For Participants in a Benefit Plan or other account not administered by TIAA-CREF

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in a Benefit Plan. If you are investing through a financial intermediary, you will need to follow the instructions and procedures provided by the intermediary.

Other information for Benefit Plans

As a participant in a Benefit Plan, the Fund imposes no minimum investment. The Fund does not currently restrict the frequency of investments made in the Fund by participant accounts through Benefit Plans, although the Fund reserves the right to impose such restrictions in the future. If you are investing in the Fund through a Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your participant account. Additionally, the Code limits total annual contributions to most types of Benefit Plans.

Other information for Eligible Investors

Investors purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your financial intermediary or Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     29

All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund and amount to be invested.

Points to remember for all purchases

The Fund considers all purchase requests to be received when they are received in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good Order” below.) Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a financial intermediary, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges. If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record. For payments made by check, the Fund can only accept payment to establish a new account if the check

30     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10 calendar day hold on all purchases by check, or through electronic funds transfer.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. In addition, the Fund reserves the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any business day. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your financial intermediary may have different requirements and restrictions on redemptions than the Fund. If you hold your Fund shares through a Benefit Plan or other account administered by TIAA-CREF, the Benefit Plan or other account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Fund nor its transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent), but not later than seven days afterwards.

If a redemption is requested after a recent purchase of shares, the Fund may delay payment of the redemption proceeds until the check or an electronic funds transfer transaction clears. This can take up to 10 days. There is a 10 calendar

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     31

day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA-CREF Web Center.

If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption is sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a Medallion Signature Guarantee for a redemption of any class. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

For participants holding shares through a Benefit Plan (Retirement, Premier and Institutional Class shares)

A redemption can be part of an exchange into (1) another fund available through your Benefit Plan or, (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Retail and Institutional Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good Order” below.)

Transaction methods for redemptions

If your shares are held through a financial intermediary, please contact the intermediary for redemption requirements.

32     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

Over the Internet: With TIAA-CREF’s Web Center, Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per fund per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. Retirement, Premier and Institutional Class shares held through a Benefit Plan or other account administered by TIAA-CREF are limited to a maximum cumulative Internet redemption of $50,000 on a rolling 12 month basis. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Before you can use the Web Center, you must enter your Social Security number, date of birth and active account number. The Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate number provided in the section entitled “Purchasing shares” above. All shareholders with telephone redemption options automatically receive the Internet redemption option. If you do not want to be able to redeem by telephone or Internet, indicate this on your application or call the Fund anytime after opening your account. Direct Purchasers of Institutional Class shares wishing to make redemption orders by telephone should call their Relationship Manager.

• Direct Purchasers of Retail Class shares can redeem amounts up to $100,000 per fund per day by phone.

• Participants holding Retirement, Premier and Institutional Class shares through a Benefit Plan or other account administered by TIAA-CREF can redeem up to $50,000 every seven days by phone or any greater amount as approved by the Fund from time to time.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The Fund will automatically redeem the requested dollar amount or number of shares for Retail Class each month or quarter on the 1st or 15th of the month or for Retirement, Premier and Institutional Classes held in a Benefit Plan or other account administered by TIAA-CREF on any business day between the 1st and 28th of the month. For all share classes, if the days selected are not business days, shares will be redeemed on the following business day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Fund and want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you or you may enroll online through the TIAA-CREF Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     33

required for this address change. The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Fund or through the TIAA-CREF Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Fund receives your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90 day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any business day subject to limitations (i) imposed by your financial intermediary or (ii) any limitations under your employer’s plan. Shareholders who own shares through an Eligible Investor such as a Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your financial intermediary or plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Retail Class shareholders and Direct Purchasers of Institutional Class Shares, an exchange into a fund in which you already own shares must be for at least $50 ($1,000 for Institutional) and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Retirement, Premier and Institutional Class shares

34     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

held through a plan, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By telephone: For Direct Purchasers of Retail Class shares, please call 800 223-1200. If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager. For share classes held under Benefit Plans or other accounts administered by TIAA-CREF, please call 800 842-2252. For share classes held under Benefit Plans or other accounts not administered by TIAA-CREF, please contact your financial intermediary for exchange requirements.

By systematic exchange: Under this feature, TIAA-CREF automatically redeems shares in the Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Fund does not offer systematic exchanges for Direct Purchasers in the Institutional Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following business day if those days are not business days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA-CREF. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Fund receives your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     35

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges

36     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Retirement, Premier or Institutional Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     37

Minimum Account Size.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund’s account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Premier and Retirement Class. There is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be

38     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administered by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     39

representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/07/01, Attention: Director, Distribution Operation Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy

The Fund anticipates that shareholders will purchase and sell shares of the Fund frequently because the Fund is generally designed to offer investors a somewhat more liquid investment. For this reason, the Board of Trustees has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in Fund shares.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more

40     Prospectus  ■  TIAA-CREF Short-Term Bond Index Fund

volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Financial highlights

Because the Fund is newly operational, no financial highlights information is currently available.

TIAA-CREF Short-Term Bond Index Fund  ■  Prospectus     41

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, Social Security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	Atk (__/15)

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION ON OR AFTER [____________], 2015. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE SOCIAL CHOICE INTERNATIONAL EQUITY, SOCIAL CHOICE LOW CARBON EQUITY AND SHORT-TERM BOND INDEX FUNDS MAY NOT BE SOLD UNTIL THE FUNDS’ REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THE SOCIAL CHOICE INTERNATIONAL EQUITY, SOCIAL CHOICE LOW CARBON EQUITY AND SHORT-TERM BOND INDEX FUNDS’ SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THE SOCIAL CHOICE INTERNATIONAL EQUITY, SOCIAL CHOICE LOW CARBON EQUITY AND SHORT-TERM BOND INDEX FUNDS’ SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Statement of Additional Information

TIAA-CREF Funds

[________________], 2015 (with respect to the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, the Short-Term Bond Index Fund, all other Fixed-Income Funds, other than the Emerging Markets Debt Fund and the Real Estate Securities Fund)

MARCH 1, 2015, AS SUPPLEMENTED [________________], 2015 (with respect to all other Equity Funds and the Emerging Markets Debt Fund)

	Tickers by Class					Tickers by Class
	Retail	Retirement	Premier	Institutional		Retail	Retirement	Premier	Institutional
Equity Funds
Emerging Markets Equity Fund	TEMRX	TEMSX	TEMPX	TEMLX	Social Choice International Equity Fund	[—---]	[—---]	[—---]	[—---]
Emerging Markets Equity Index					Social Choice Low Carbon Equity Fund	[—---]	[—---]	[—---]	[—---]
Fund	TEQKX	TEQSX	TEQPX	TEQLX	S&P 500 Index Fund	—	TRSPX	—	TISPX
Enhanced International Equity Index Fund	—	—	—	TFIIX
Enhanced Large-Cap Growth Index Fund	—	—	—	TLIIX	Fixed-Income Funds
Enhanced Large-Cap Value Index Fund	—	—	—	TEVIX	Bond Fund	TIORX	TIDRX	TIDPX	TIBDX
Equity Index Fund	TINRX	TIQRX	TCEPX	TIEIX	Bond Index Fund	TBILX	TBIRX	TBIPX	TBIIX
Global Natural Resources Fund	TNRLX	TNRRX	TNRPX	TNRIX	Bond Plus Fund	TCBPX	TCBRX	TBPPX	TIBFX
Growth & Income Fund	TIIRX	TRGIX	TRPGX	TIGRX	High-Yield Fund	TIYRX	TIHRX	TIHPX	TIHYX
International Equity Fund	TIERX	TRERX	TREPX	TIIEX	Inflation-Linked Bond Fund	TCILX	TIKRX	TIKPX	TIILX
International Equity Index Fund	—	TRIEX	TRIPX	TCIEX	Short-Term Bond Fund	TCTRX	TISRX	TSTPX	TISIX
International Opportunities Fund	TIOSX	TIOTX	TIOPX	TIOIX	Social Choice Bond Fund	TSBRX	TSBBX	TSBPX	TSBIX
Large-Cap Growth Fund	TIRTX	TILRX	TILPX	TILGX	Short-Term Bond Index Fund	[—---]	[—---]	[—---]	[—---]
Large-Cap Growth Index Fund	—	TRIRX	—	TILIX	Tax-Exempt Bond Fund	TIXRX	—	—	TITIX
Large-Cap Value Fund	TCLCX	TRLCX	TRCPX	TRLIX	Emerging Markets Debt Fund	TEDLX	TEDTX	TEDPX	TEDNX
Large-Cap Value Index Fund	—	TRCVX	—	TILVX	Money Market Fund	TIRXX	TIEXX	TPPXX	TCIXX
Mid-Cap Growth Fund	TCMGX	TRGMX	TRGPX	TRPWX
Mid-Cap Value Fund	TCMVX	TRVRX	TRVPX	TIMVX	Real Estate Securities Fund
Small-Cap Blend Index Fund	—	TRBIX	—	TISBX	Real Estate Securities Fund	TCREX	TRRSX	TRRPX	TIREX
Small-Cap Equity Fund	TCSEX	TRSEX	TSRPX	TISEX
Social Choice Equity Fund	TICRX	TRSCX	TRPSX	TISCX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds’’ of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Funds’ prospectuses dated [________, 2015], as subsequently supplemented, (with respect to the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, all other Fixed-Income Funds, other than the Emerging Markets Debt Fund, and the Real Estate Securities Fund); and (ii) TIAA-CREF prospectuses, dated March 1, 2015, as subsequently supplemented (with respect to the Equity Funds, other than the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, and the Emerging Markets Debt Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017–3206 or by calling 877 518–9161.

This SAI describes 35 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class and/or Premier Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended

October 31, 2014 (with respect to the Equity Funds, other than the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, and the Emerging Markets Debt Fund) and March 31, 2015 (with respect to the Fixed-Income Funds other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, and the Real Estate Securities Fund), are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2014 and March 31, 2015. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling (877) 518-9161.

Investment objectives, policies and restrictions 4

Disclosure of portfolio holdings 27

Management of the Trust 29

Proxy voting policies 38

Principal holders of securities 40

Investment advisory and other services 54

Underwriter and other service providers 58

Personal trading policy 58

Information about the Funds’ portfolio management 58

About the Trust and the shares 63

Pricing of shares 68

Tax status 69

Brokerage allocation 75

Legal matters 80

Experts 80

Financial statements 80

Appendix A: TIAA-CREF policy statement on corporate governance 81

TIAA-CREF Funds  ■  Statement of Additional Information     3

Investment objectives, policies and restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the 35 Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund, other than the Global Natural Resources Fund and the Emerging Markets Debt Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. Investment in a “non-diversified” fund, such as the Global Natural Resources Fund and the Emerging Markets Debt Fund, may involve greater risk than investment in a diversified fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1.    The Fund will not issue senior securities except as permitted by law.

2.    The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.    The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.    The Fund will not purchase real estate or mortgages directly.

5.    The Fund (other than the Global Natural Resources Fund) will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein. The Global Natural Resources Fund will invest in commodities and commodities-related instruments as permitted under applicable securities, commodities and tax regulations.

6.    The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.    The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

  Restriction #8 is a fundamental policy of each Fund other than the Global Natural Resources Fund and the Emerging Markets Debt Fund:

8.    The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

  Restrictions #9 and #10 are fundamental policies of the Tax-Exempt Bond Fund only:

9.    The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

10.  Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

11.  The Fund (other than the Real Estate Securities and Global Natural Resources Funds) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector. The Global Natural Resources Fund has a policy of investing more than 25% of its total assets in securities of issuers in the natural resources industry.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

4     Statement of Additional Information  ■  TIAA-CREF Funds

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in its Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund may hold, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

Taxable Securities Purchased by the Tax-Exempt Bond Fund. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

Instability in the financial markets during and after the 2008–09 financial downturn has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of a Fund, the Trust or TIAA (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of certain portfolio holdings of a Fund, the issuers thereof, the Trust or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities

TIAA-CREF Funds  ■  Statement of Additional Information     5

held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (5% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and future contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks

6     Statement of Additional Information  ■  TIAA-CREF Funds

an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The Global Natural Resources Fund may also purchase and sell futures contracts on natural resources or other commodities. The purpose of hedging techniques using financial futures is to protect the principal value of the Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final

TIAA-CREF Funds  ■  Statement of Additional Information     7

cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisor’s ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

8     Statement of Additional Information  ■  TIAA-CREF Funds

The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund and/or Advisors to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds and/or Advisors have claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as commodity pool operators or pools.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service Inc. (“Moody’s”), (2) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate

TIAA-CREF Funds  ■  Statement of Additional Information     9

Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC have continued to operate as going concerns while in conservatorship.

Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA- and FHLM-guaranteed mortgage-backed securities held by the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may after purchase by a Fund have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected

10     Statement of Additional Information  ■  TIAA-CREF Funds

by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may

TIAA-CREF Funds  ■  Statement of Additional Information     11

increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

12     Statement of Additional Information  ■  TIAA-CREF Funds

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Money Market Fund Reform. The SEC recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold; and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. “Government money market funds,” which are money market funds that invest in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. These changes may affect a money market fund’s investment strategies, operations and/or return potential. As of the date of this SAI, Advisors is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Bond Fund, Social Choice Equity Fund and Social Choice Bond Index Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.

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There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of

14     Statement of Additional Information  ■  TIAA-CREF Funds

the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the borrower or Agent may default on its contractual obligations to the Fund. Each Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

TIAA-CREF Funds  ■  Statement of Additional Information     15

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices. The Global Natural Resources Fund may also engage in swaps based on natural resources or other commodities.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

In addition to other swap transactions, certain Funds may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent

16     Statement of Additional Information  ■  TIAA-CREF Funds

required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds, Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds.

Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000®Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000®Index will be considered as an equity investment by the Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

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Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

Real estate securities

As described more fully in its Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage

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pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code, or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity Index Fund, Global Natural Resources Fund, Enhanced International Equity Index Fund, International Opportunities Fund, Emerging Markets Debt Fund and Social Choice International Equity Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security

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purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have

20     Statement of Additional Information  ■  TIAA-CREF Funds

negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the recent global economic crisis. The Canadian economy has recently shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar may negatively affect Canada’s exporting industries.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member countries generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU over its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member countries, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member countries. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn. These declines have led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some nations required external assistance to meet their obligations, and all of these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the EU are uncertain and could be negative. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn which could significantly affect the value of investments tied economically to Europe or the euro.

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Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008.

Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed economic sanctions on certain Russian individuals and Russian financial institutions. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The recent global economic crisis weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery, but there can be no assurance that such recovery will be sustained.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. These countries were highly dependent upon foreign credit

22     Statement of Additional Information  ■  TIAA-CREF Funds

and loans from external sources to fund their fiscal deficits. During the 1990s most countries were forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which had set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

Japan suffered significant loss and damage from the earthquake and tsunami that devastated its northeastern coastal region in March 2011. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and is expected to result in an appreciable decline in Japan’s economic output in the near future. As a result of the earthquake, the Fukushima Daiichi nuclear power plant in northern Japan experienced substantial damage, causing the ongoing release of radioactive materials. Efforts are being undertaken to mitigate the effects of the release of radioactive materials but the extent of the ultimate damage is unclear.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The recent global economic crisis spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

TIAA-CREF Funds  ■  Statement of Additional Information     23

Depositary Receipts. The Equity Funds, the Emerging Markets Debt Fund and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Municipal securities

The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Fund’s Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Fund’s Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the

24     Statement of Additional Information  ■  TIAA-CREF Funds

investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Natural resources investments

The Global Natural Resources Fund primarily invests in securities of issuers engaged in the ownership, development exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers

TIAA-CREF Funds  ■  Statement of Additional Information     25

to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services. During periods of financial or economic instability, the securities of natural resources companies may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the price of particular natural resources may result in volatile earnings of natural resources issuers, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resources issuers may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas. Please see the section above entitled “Foreign Investments” for more information on investing in both emerging and developed foreign markets.

The value of direct investments in natural resources or commodities by the Global Natural Resources Fund may involve different risks than investing in companies that deal in the same natural resources or commodities. Items such as precious metals may be particularly sensitive to monetary, economic and political policies, such as currency devaluations, inflation, trade imbalances, defaults and trade or currency restrictions. However, such direct holdings may be less subject to other factors, such as regional instability or issuer risk, since such direct holdings usually are no longer tied to a specific area of the world or company. Direct investment in natural resources can also present concerns and expenses related to the delivery, storage, protection and maintenance of such resources, such investments may potentially be more illiquid than investments in securities and there may be more difficulty determining their market value.

Subchapter M of the Code states that a corporation will not qualify as a regulated investment company unless, among other things, 90% of its gross income is derived from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). For purposes of this test, income received from direct investments in natural resources, or derivatives based on commodities, is not “qualifying income” and, therefore, may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell such investments or other securities when it would not otherwise do so.

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities and Global Natural Resources Funds, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the Funds and their service providers (including, but not limited to, the Funds’ custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or deliberate attacks or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupting data, or causing operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s or a Fund’s systems.

Cyber security failures by Advisors, other service providers, or the issuers of the portfolio securities in which a Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ ability to calculate their NAV, barriers to trading, Fund shareholders’ inability to transact business with a Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber-attack tactics. As a result, it is possible that the Funds, Advisors or a Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds cannot directly control the cyber security plans or systems implemented by its service providers.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because

26     Statement of Additional Information  ■  TIAA-CREF Funds

portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2014, the portfolio turnover rates of some of the Equity Funds significantly changed from portfolio turnover rates in 2013 as a result of a variety of factors.

The International Equity Fund’s portfolio turnover rate decreased to 85% for the twelve-month period ended October 31, 2014 as compared with 130% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover was primarily attributable to the Fund staying focused on its medium and longer-term investment horizon rather than reacting to the macroeconomic and geo-political headlines throughout the period.

The S&P 500 Index Fund’s portfolio turnover rate increased to 9% for the twelve-month period ended October 31, 2014 as compared with 4% for the twelve-month period ended October 31, 2013. The increase in portfolio turnover was primarily attributable to higher transaction activity due to Fund sales.

The International Equity Index Fund’s portfolio turnover rate increased to 5% for the twelve-month period ended October 31, 2014 as compared with 3% for the twelve-month period ended October 31, 2013. The increase in portfolio turnover was primarily attributable to higher transaction activity due to Fund sales as well as large sales of ETFs to reinvest into underlying index securities.

The Enhanced International Equity Index Fund’s portfolio turnover rate decreased to 71% for the twelve-month period ended October 31, 2014 as compared with 110% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover was a result of inflows and effectiveness of the Fund’s stock scoring model. These factors allowed for smaller and less frequent rebalances in the portfolio.

The Growth & Income Fund’s portfolio turnover rate decreased to 98% for the twelve-month period ended October 31, 2014 as compared with 146% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover reflected effective positioning in the portfolio given the current market environment, resulting in less transaction activity.

For the fiscal year ended March 31, 2014, the portfolio turnover rate of two of the Fixed-Income Funds significantly changed from the portfolio turnover rate in 2013 as a result of a variety of factors.

The Tax-Exempt Bond Fund’s portfolio turnover rate increased to 155% for the twelve-month period ended March 31, 2014, as compared with 49% for the twelve-month period ended March 31, 2013. The increase in portfolio turnover reflects repositioning of the Fund’s portfolio given increased volatility in the municipal market during the third and fourth quarters of 2013. Portfolio turnover was 18% in the second quarter of 2013; 46% in the third quarter of 2013; 60% in the fourth quarter of 2013; and 32% in the first quarter of 2014.

The Social Choice Bond Fund’s portfolio turnover rate increased to 393% for the twelve-month period ended March 31, 2014, as compared with 186% for the period from September 21, 2012–March 31, 2013. The increase in portfolio turnover reflected heightened market volatility which resulted in more frequent opportunistic trading around positions within the portfolio. Additionally, the increase in portfolio turnover was due to an increase in fund size and a proportionate increase in the level of transaction activity.

Note that descriptions of the other Funds’ portfolio turnover rates are not included because either their portfolio turnover rates did not change significantly over the periods addressed above or they were not operational during these periods.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

TIAA-CREF Funds  ■  Statement of Additional Information     27

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds’ Treasurer, Chief Investment Officer, Executive Vice President or above; and

• approved by an individual holding the title of Managing Director and General Counsel or above; and

• reported to the Trust’s and the Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

On an annual basis, the respective Boards of Trustees of the Trust and of Advisors receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a/ Nu:Pitch); and CoreOne Technologies. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or Teachers Personal Investors Services, Inc. (“TPIS”), a broker-

28     Statement of Additional Information  ■  TIAA-CREF Funds

dealer affiliated with Advisors, to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TPIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA-CREF for information about obtaining Portfolio Data. Advisors and/or TPIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TPIS believes the release of such Portfolio Data may be harmful to the Fund.

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of ten trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) six standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) one non-standing committee (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee), both as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 65 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. The same persons who constitute the Board also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the Management Committee of VA-1.

TIAA-CREF Funds  ■  Statement of Additional Information     29

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table below. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Officers of the Trust and of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

30     Statement of Additional Information  ■  TIAA-CREF Funds

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	85

Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Director, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of GMO and the Appalachian Mountain Club.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	85

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	85	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Chairman for term ending December 31, 2015. Trustee since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	85	Director, D2D Fund.

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012). President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	85	None

TIAA-CREF Funds  ■  Statement of Additional Information     31

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.	85

Director, Aflac Insurance, Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School. Former Member, United States Olympics Paralympics Advisory Committee. Former Investment committee member, College of Mount Saint Vincent.

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	85

Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Close Brothers Group plc. Former Director, Prudential plc; J Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	85

Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012). Mr. Sloan has particular experience in investment management, finance and organizational development.	85

Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust. Former member, Duke Children’s Hospital and Health Center National Board of Advisors.

32     Statement of Additional Information  ■  TIAA-CREF Funds

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	85

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2011). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (2013–2014). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (2013–2014).

Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.

Chief Executive Officer (since 2014), Executive Vice President (2013–2014), President (2012–2013), Chief Operating Officer (“COO”) (2013–2014), Interim Head (2012–2013), and Director (since 2011) of TIAA-CREF Asset Management LLC (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Executive Vice President (since 2013), Interim Head of Asset Management, (2012–2013). Senior Vice President, Investment Products, (2009–2012) Managing Director, Mutual Fund Products, (2007–2009) of TIAA. Director (since 2008), Executive Vice President (since 2012), Chairman (2012–2013), Senior Managing Director and COO (2012), Senior Vice President (2010–2012) of Advisors. Director (since 2008), Executive Vice President (since 2014), Chief Operating Officer (since 2013), Chairman (2011–2012) President (2012–2013), Senior Vice President (2010–2012) of Investment Management. Chairman, Manager, President, (since 2011) and COO (2011–2013) of TCAA and TCAS. Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Executive Vice President, TIAA Asset Management Finance Company, LLC (since 2014). Manager and Executive Vice President, TIAA Asset Management, LLC (since 2014). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd, and TH RE Group Holdings Ltd. (2013–2014).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007); Chief Financial Officer (since 2013), Principal Financial Officer (2009-2013), Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010), Corporate Controller (since 2014), and Funds Treasurer (2006–2014) of TIAA. Director of TCAM (since 2011). Director (since 2008), Senior Vice President (since 2010) and Funds Treasurer (2007–2011) of Advisors. Manager (since 2008), Senior Vice President (since 2014) and Funds Treasurer (2007–2011) of Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (2008–2014). Manager, Senior Vice President and Funds Treasurer of TCAA and TCAS (since 2011).

TIAA-CREF Funds  ■  Statement of Additional Information     33

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.

Executive Vice President (since 2009), Senior Managing Director (2008–2009) of the TIAA-CREF Fund Complex. Executive Vice President (since 2009), Chief Risk Officer (since 2013), Head of Risk Management (2009–2013), Senior Managing Director, Acting Head of Risk Management (2008–2009), Senior Managing Director, Chief Credit Risk Officer (2004–2008), TIAA. Executive Vice President, Risk Management (since 2011), Senior Managing Director (2006–2009) and Head of Credit Risk Management (2005–2006), Advisors and Investment Management. Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2013).

Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.

Executive Vice President and President of Asset Management (since 2013) of TIAA, and Manager (since 2013) and President and Chief Executive Officer (2013–2014) of TCAM. Principal Executive Officer and Executive Vice President of CREF and VA-1 (since 2013). Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Chairman, Director, President & Chief Executive Officer of Advisors (since 2013). Chairman, Manager, President & Chief Executive Officer of Investment Management (since 2013). Chairman (since 2013), President & Chief Executive Officer (2013–2014) of TPIS. Director of TH RE Ltd (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, TCAM Global UK Limited (since 2014). President and Chief Executive Officer, TIAA Asset Management Finance Company, LLC (since 2014). Manager, President and Chairman, TIAA Asset Management, LLC (since 2014). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp. (1995–2007).

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director, TC Life (since 2012). Manager, Kaspick & Company, LLC (“Kaspick”) (since 2012). Manager, TIAA-CREF Redwood, LLC (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).

Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.

Senior Managing Director (since 2013), Corporate Secretary (since 2012) of TIAA and the TIAA-CREF Fund Complex. Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012); Director of TIAA-CREF Trust Company, FSB (since July 2014). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (2009–2010, since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of T-C Life (2009–2010).

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

34     Statement of Additional Information  ■  TIAA-CREF Funds

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2014. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name of Trustee	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	International Equity Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Index Fund: Over $100,000

Nancy A. Eckl	Emerging Markets Equity Index Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Fund: $10,001–50,000
Large-Cap Growth Fund: $1–10,000
Large-Cap Value Fund: $50,001–100,000
Small-Cap Blend Index Fund: $50,001–100,000
Social Choice Equity Fund: $10,001–50,000
1

Michael A. Forrester	S&P 500 Index Fund: $50,001–100,000	Over $100,000

Howell E. Jackson	Emerging Markets Equity Fund: $1–10,000	Over $100,000
International Equity Index Fund: Over $100,000

Nancy L. Jacob	Bond Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Fund: $50,001–100,000
Equity Index Fund: $10,001–50,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Fund: $10,001–50,000
Large-Cap Value Fund: $10,001–50,000
Mid-Cap Growth Fund: $50,001–100,000
Mid-Cap Value Fund: $50,001–100,000
Money Market Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
Short-Term Bond Fund: $50,001–100,000
Small-Cap Equity Fund: $50,001–100,000

Thomas J. Kenny	Bond Fund: $10,001–50,000	Over $100,000
Bond Index Fund: $1–10,000
Emerging Markets Equity Fund: $10,001–50,000
Emerging Markets Equity Index Fund: $10,001–50,000
International Equity Index Fund: $10,001–50,000
Large-Cap Value Fund: $1–10,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Value Fund: $10,001–50,000
Real Estate Securities Fund: $1–10,000
Small-Cap Blend Index Fund: $1–10,000
Social Choice Equity Fund: $10,001–50,000

Bridget A. Macaskill	Growth & Income Fund: Over $100,000	Over $100,000
High-Yield Fund: $50,001–100,000
International Equity Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Real Estate Securities Fund: $50,001–100,000
Small-Cap Equity Fund: Over $100,000

James M. Poterba	None	Over $100,000

TIAA-CREF Funds  ■  Statement of Additional Information     35

Name of Trustee	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Maceo K. Sloan	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: $50,001–100,000
Growth & Income Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
S&P 500 Index Fund: Over $100,000
Small-Cap Equity Fund: Over $100,000

Laura T. Starks	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Growth Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
S&P 500 Index Fund: $10,001–50,000
Small-Cap Blend Index Fund: $10,001–50,000
Small-Cap Equity Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each Trustee for the Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity and Social Choice Low Carbon Equity Funds, which were not yet operational) for the fiscal year ended October 31, 2014 and for the Fixed-Income and Real Estate Securities Funds (other than the Short-Term Bond Index Fund, which was not yet operational) for the fiscal year ended March 31, 2014 (except as otherwise noted). The Trust’s officers received no compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

FISCAL YEAR ENDED 10/31/14

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$67,740.87	$18,036.75	$280,000.00
	Nancy A. Eckl	73,802.35	18,036.75	305,000.00
	Michael A. Forrester	75,014.64	18,036.75	310,000.00
	Howell E. Jackson	93,199.08	18,036.75	385,000.00
	Nancy L. Jacob[3]	70,165.46	18,036.75	290,000.00
	Thomas J. Kenny[3]	70,165.46	18,036.75	290,000.00
	Bridget A. Macaskill	78,651.53	18,036.75	325,000.00
	James M. Poterba[3]	75,014.64	18,036.75	310,000.00
	Maceo K. Sloan	70,165.46	18,036.75	290,000.00
	Laura T. Starks[3]	77,439.23	18,036.75	320,000.00
	Total:	751,358.72	180,367.54	3,105,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2014, Mr. Berkley elected to defer $210,000, Dr. Jacob elected to defer $172,125, Mr. Kenny elected to defer $215,000, Prof. Poterba elected to defer $235,000 and Dr. Starks elected to defer $240,000 of total compensation from the TIAA-CREF Fund Complex.

36     Statement of Additional Information  ■  TIAA-CREF Funds

FISCAL YEAR ENDED 3/31/14

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$67,582.64	$17,183.79	$295,000.00
	Nancy A. Eckl	71,049.96	17,183.79	310,000.00
	Michael A. Forrester	69,904.38	17,183.79	305,000.00
	Howell E. Jackson	87,088.17	17,183.79	380,000.00
	Nancy L. Jacob[3]	72,164.99	17,183.79	315,000.00
	Thomas J. Kenny[3]	65,322.03	17,183.79	285,000.00
	Bridget A. Macaskill	75,632.31	17,183.79	330,000.00
	James M. Poterba[3]	71,026.33	17,183.79	310,000.00
	Maceo K. Sloan	66,443.99	17,183.79	290,000.00
	Laura T. Starks[3]	71,043.03	17,183.79	310,000.00
	Total:	717,257.82	171,837.90	3,130,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended March 31, 2014, Mr. Berkley elected to defer $220,000, Dr. Jacob elected to defer $76,875, Mr. Kenny elected to defer $210,000, Prof. Poterba elected to defer $235,000 and Dr. Starks elected to defer $235,000 of total compensation from the TIAA-CREF Fund Complex.

The Board has approved Trustee compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $80,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations:

(1)   An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2014, the Audit and Compliance Committee held five meetings. During the fiscal year ended October 31, 2014, the Audit and Compliance Committee held six meetings. The current members of the Audit

TIAA-CREF Funds  ■  Statement of Additional Information     37

and Compliance Committee are Ms. Eckl (chair), Mr. Forrester, Prof. Jackson, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)   An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended March 31, 2014, the Investment Committee held five meetings. During the fiscal year ended October 31, 2014, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Kenny (chair), Mr. Berkley, Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.

(3)   A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust. During the fiscal year ended March 31, 2014, the Corporate Governance and Social Responsibility Committee held four meetings. During the fiscal year ended October 31, 2014, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)   An Executive Committee, consisting solely of independent Trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal years ended March 31, 2014 and October 31, 2014, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.

(5)   A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2014, the Nominating and Governance Committee held six meetings. During the fiscal year ended October 31, 2014, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Starks (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Mr. Sloan.

(6)   An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2014, the Operations Committee held five meetings. During the fiscal year ended October 31, 2014, the Operations Committee held six meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Dr. Jacob, Mr. Kenny, and Dr. Starks.

(7)   Effective May 13, 2014, the Board created a Special Emergency Valuation Committee (the “Special Valuation Committee”) of Trustees, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. During the fiscal years ended March 31, 2014 and October 31, 2014, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then

38     Statement of Additional Information  ■  TIAA-CREF Funds

vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

TIAA-CREF Funds  ■  Statement of Additional Information     39

Principal holders of securities

As of [__________], 2015, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Bond Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	20.33%	48,505,817.997

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	16.16%	38,560,091.657

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	15.33%	36,570,683.270

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.74%	25,631,632.894

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.58%	25,252,307.205

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.38%	15,226,441.478

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.64%	13,454,067.297

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.16%	12,312,167.289

Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.65%	1,702,472.553

Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	78.12%	19,377,758.206

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	15.53%	3,851,422.385

Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.38%	1,681,144.496

Bond Index Fund—Institutional Class

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	18.21%	94,416,159.061

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	17.32%	89,772,269.081

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.54%	59,801,960.777

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.01%	41,539,398.984

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.60%	39,371,848.316

SSB&T CUST/FBO PATH2COLLEGE C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.96%	30,903,272.910

Bond Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.78%	4,381,948.356

Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	63.31%	5,085,580.148

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.21%	1,543,215.832

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	8.54%	685,819.545

40     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.11%	350,005.973

Bond Plus Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.36%	28,363,548.059

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.79%	27,058,613.638

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.75%	26,960,755.116

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	11.33%	26,009,854.314

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	9.97%	22,886,618.580

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.76%	17,819,657.773

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.88%	15,790,897.430

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.30%	14,452,617.276

Bond Plus Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.86%	1,481,887.948

Bond Plus Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	79.93%	14,741,087.261

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.24%	3,179,300.819

Bond Plus Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.64%	1,409,766.976

Emerging Markets Debt Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	15.80%	3,422,795.669

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.64%	2,737,813.175

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.59%	2,727,907.409

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.25%	2,654,958.558

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.15%	2,632,459.140

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	10.21%	2,212,330.126

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	8.29%	1,796,749.800

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.55%	1,202,841.347

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.10%	1,105,202.009

Emerging Markets Debt Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,483.682

TIAA-CREF Funds  ■  Statement of Additional Information     41

Fund—Class	Percentage of holdings	Shares

Emerging Markets Debt Fund—Retirement Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	63.57%	100,474.791

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	36.43%	57,583.788

Emerging Markets Debt Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	87.00%	100,440.795

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.53%	7,540.661

Emerging Markets Equity Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	18.75%	16,277,741.943

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	13.50%	11,715,813.230

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.22%	10,610,486.965

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.51%	9,992,096.728

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.27%	8,914,612.665

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.08%	6,148,667.209

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.61%	5,733,997.126

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.98%	5,190,805.224

Emerging Markets Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	78.64%	448,575.279

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	18.14%	103,465.586

Emerging Markets Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.22%	1,456,412.551

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.37%	236,391.772

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.47%	104,431.387

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	5.40%	103,197.719

Emerging Markets Equity Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	17.80%	102,503.989

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.42%	83,063.539

Emerging Markets Equity Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30.82%	29,144,073.301

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.94%	10,349,085.818

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.97%	8,482,886.139

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.53%	6,173,490.122

42     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.85%	504,099.224

Emerging Markets Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	68.10%	3,833,107.266

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.71%	940,361.303

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	8.49%	477,985.657

Emerging Markets Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.20%	105,316.331

Enhanced International Equity Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	21.02%	31,493,209.229

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	14.88%	22,294,363.500

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	13.27%	19,878,743.163

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.24%	18,339,216.398

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.65%	15,954,196.969

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.41%	11,100,544.352

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.96%	8,930,953.240

Enhanced Large-Cap Growth Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	21.05%	33,992,701.481

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	14.92%	24,100,870.602

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	13.35%	21,565,719.479

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.37%	19,971,772.635

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.79%	17,427,588.047

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.40%	11,954,817.911

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.09%	9,830,876.203

Enhanced Large-Cap Value Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	21.02%	36,190,044.319

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	14.96%	25,759,537.203

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	13.33%	22,945,376.572

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.36%	21,274,023.446

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.78%	18,549,174.547

TIAA-CREF Funds  ■  Statement of Additional Information     43

Fund—Class	Percentage of holdings	Shares

Enhanced Large-Cap Value Index Fund—Institutional Class (continued)

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.40%	12,735,299.547

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.09%	10,477,898.274

Equity Index Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	18.02%	95,487,064.394

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	17.39%	92,178,396.848

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.25%	54,294,529.109

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.95%	31,511,851.343

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.06%	26,789,213.325

Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.68%	5,034,979.651

Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	56.42%	11,922,364.238

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.00%	4,861,095.804

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS 200 CLARENDON STREET BOSTON MA 02116-5021	12.19%	2,576,831.274

Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.41%	4,448,143.781

Global Natural Resources Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	20.17%	5,608,338.244

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	14.46%	4,019,731.525

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.75%	3,545,651.429

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.84%	3,292,210.154

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.32%	2,869,155.530

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.17%	1,993,925.094

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.91%	1,644,028.317

Global Natural Resources Fund—Premier Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	70.44%	399,433.168

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	18.63%	105,631.576

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.02%	56,808.587

44     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Global Natural Resources Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	86.15%	1,192,782.405

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	8.97%	124,172.890

Global Natural Resources Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	13.39%	104,729.535

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.93%	77,676.277

Growth & Income Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	31.16%	76,233,425.663

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.00%	26,917,458.953

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.84%	19,169,628.359

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.53%	18,419,592.459

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.00%	17,135,558.495

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.50%	15,913,751.735

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.68%	13,907,032.913

Growth & Income Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	95.15%	13,617,626.698

Growth & Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	65.76%	36,174,880.446

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.91%	13,704,190.822

Growth & Income Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.61%	6,668,299.767

High-Yield Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.06%	27,252,834.626

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.22%	19,808,459.916

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	8.78%	17,011,108.085

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	7.26%	14,072,760.758

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.05%	13,660,048.471

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.45%	10,569,294.477

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.40%	10,465,094.879

TIAA-CREF Funds  ■  Statement of Additional Information     45

Fund—Class	Percentage of holdings	Shares

High-Yield Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	61.43%	1,914,350.352

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.10%	532,907.079

US BANK NA FBO LOCAL 803 PENSION MUTUAL FUND PO BOX 1787 MILWAUKEE WI 53201-1787	12.79%	398,569.719

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.76%	241,690.279

High-Yield Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	80.67%	18,926,994.229

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.18%	3,326,147.325

High-Yield Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54.01%	22,074,997.114

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.11%	2,086,990.996

Inflation-Linked Bond Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	18.62%	26,091,930.534

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	15.30%	21,437,821.900

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.19%	11,476,916.645

SSB&T CUST/FBO PATH2COLLEGE C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.24%	8,748,890.273

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.21%	8,701,362.302

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.82%	8,155,406.527

Inflation-Linked Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.19%	650,643.406

Inflation-Linked Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	83.03%	11,546,981.355

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.67%	1,344,237.184

Inflation-Linked Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.08%	1,895,082.275

International Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	36.49%	86,985,259.119

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.34%	24,642,248.930

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.87%	23,534,829.497

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.42%	17,687,021.178

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.70%	15,982,248.205

46     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Equity Fund—Institutional Class (continued)

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.30%	15,009,849.657

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.61%	13,376,072.405

International Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.91%	24,752,949.488

International Equity Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	62.49%	38,062,109.788

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	33.98%	20,696,396.092

International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.53%	3,164,397.257

International Equity Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.31%	66,189,182.527

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.95%	31,100,461.901

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.21%	28,982,994.625

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.24%	23,408,373.878

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.81%	22,179,136.140

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.06%	14,366,321.900

International Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.76%	11,060,474.339

International Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	54.52%	20,816,583.950

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	37.43%	14,290,920.396

International Opportunities Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	20.63%	22,183,867.069

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	14.85%	15,972,182.883

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	13.28%	14,281,205.400

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.43%	13,365,176.224

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.89%	11,709,791.552

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	7.35%	7,908,665.160

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.22%	6,688,099.209

TIAA-CREF Funds  ■  Statement of Additional Information     47

Fund—Class	Percentage of holdings	Shares

International Opportunities Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	101,147.384

International Opportunities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	73.31%	284,615.816

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	26.03%	101,043.494

International Opportunities Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	45.51%	100,905.614

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.53%	32,223.159

KAMALESH KUMAR CHITRA KUMAR JT TEN 3037 WALNUT RIDGE DR ANN ARBOR MI 48103-2194	7.13%	15,801.605

Large-Cap Growth Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	17.96%	24,791,148.684

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	12.75%	17,606,097.753

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	11.32%	15,635,346.910

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	10.47%	14,450,026.850

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	9.08%	12,536,837.620

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.31%	10,090,366.469

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.34%	8,750,086.949

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.10%	7,042,455.993

Large-Cap Growth Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.41%	508,481.429

Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	53.02%	3,651,489.781

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	37.43%	2,577,972.524

Large-Cap Growth Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24.41%	21,497,429.957

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.42%	18,869,451.928

SSB&T CUST/FBO PATH2COLLEGE C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	12.79%	11,267,122.523

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.55%	11,050,435.343

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.03%	4,428,040.115

48     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	54.87%	8,084,650.892

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.58%	3,473,714.050

NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.25%	920,752.476

Large-Cap Value Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	36.41%	78,951,572.564

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.30%	22,333,889.248

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	9.74%	21,129,968.662

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.95%	15,074,515.616

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.20%	13,455,628.912

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.11%	13,259,800.324

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.75%	12,470,911.680

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.03%	10,914,730.985

Large-Cap Value Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.98%	20,758,884.960

Large-Cap Value Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.89%	35,123,068.375

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	37.76%	22,146,425.003

Large-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.79%	1,053,409.353

Large-Cap Value Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.02%	38,338,219.923

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.07%	31,053,339.006

SSB&T CUST/FBO PATH2COLLEGE C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.94%	13,170,344.056

STATE STREET BANK & TR CO FBO AFP HABITAT PARA LOS FONDOS DE PENSIONES 1776 HERITAGE DR MAIL STOP JA2NE N QUINCY MA 02171-2119	8.46%	12,467,604.441

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.25%	12,159,464.537

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.95%	8,771,832.834

Large-Cap Value Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	46.98%	10,728,886.548

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	39.27%	8,969,189.699

TIAA-CREF Funds  ■  Statement of Additional Information     49

Fund—Class	Percentage of holdings	Shares

Mid-Cap Growth Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	71.67%	30,979,067.550

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.36%	7,073,802.875

Mid-Cap Growth Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.25%	6,259,060.641

Mid-Cap Growth Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	50.36%	11,978,860.592

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	43.61%	10,372,925.360

Mid-Cap Growth Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.34%	820,468.019

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.43%	651,950.851

Mid-Cap Value Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.22%	80,517,773.983

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.91%	21,636,825.178

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	14.75%	20,055,009.524

Mid-Cap Value Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.02%	17,266,590.943

Mid-Cap Value Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.31%	27,771,095.598

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	39.96%	20,431,192.279

Mid-Cap Value Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.56%	3,370,386.793

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.15%	981,117.706

Money Market Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	32.96%	100,919,919.540

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	23.21%	71,048,528.150

TUITION FINANCING INC CUST FBO OREGON COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.13%	31,016,193.520

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.90%	27,249,821.320

Money Market Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	80.70%	3,613,443.180

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	19.30%	863,972.850

50     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Money Market Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.06%	33,853,438.280

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	36.52%	32,483,235.020

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	17.33%	15,413,565.020

Real Estate Securities Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.18%	32,307,154.403

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	16.26%	13,755,296.159

SSB&T CO CUST/FBO MESP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	11.96%	10,122,399.098

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	8.77%	7,418,298.992

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.01%	5,082,954.624

SSB&T CO CUST/FBO MINNESOTA CSP C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.04%	4,266,509.615

Real Estate Securities Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.25%	5,122,638.590

Real Estate Securities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	63.71%	14,339,552.464

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	30.51%	6,867,479.588

Real Estate Securities Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.89%	1,338,071.428

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.63%	1,148,012.999

S&P 500 Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	44.74%	38,542,866.095

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	14.61%	12,590,662.620

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.09%	8,693,550.417

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.50%	6,460,050.919

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.06%	4,358,923.691

S&P 500 Index Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.91%	13,380,286.064

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	40.49%	12,339,135.397

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.63%	2,020,884.071

TIAA-CREF Funds  ■  Statement of Additional Information     51

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.90%	16,916,915.502

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.22%	11,601,231.128

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	9.24%	10,490,692.006

SSB&T CO CUST/FBO CHET C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	9.07%	10,294,631.818

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	9.05%	10,269,512.625

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	8.43%	9,571,815.858

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.12%	8,078,530.528

SSB&T CUST/FBO OKLAHOMA CSP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.35%	7,207,271.479

Short-Term Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.50%	1,041,903.878

Short-Term Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.66%	7,588,973.213

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	18.17%	1,798,306.895

Short-Term Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.54%	2,666,184.693

Small-Cap Blend Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.41%	31,738,536.812

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	20.79%	13,357,333.987

SSB&T CO CST/FBO EDVEST C/O TFI J DELGRANDE/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.70%	4,944,194.767

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	5.09%	3,272,176.305

Small-Cap Blend Index Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	50.09%	12,466,818.111

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	44.64%	11,111,353.090

Small-Cap Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.13%	48,357,589.323

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.38%	10,516,600.264

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	8.68%	9,732,570.297

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	6.21%	6,961,302.346

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.58%	6,252,689.466

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MAIL STOP 730/6/41 730 3RD AVE NEW YORK NY 10017-3206	5.20%	5,827,271.979

52     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Small-Cap Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.86%	10,527,537.074

Small-Cap Equity Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	57.90%	17,987,005.845

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	38.59%	11,987,398.345

Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.16%	697,776.409

Social Choice Bond Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.07%	5,411,568.795

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	23.96%	4,974,101.777

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.40%	2,366,661.475

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.49%	1,762,484.498

NATEM FOUNDATION INC 3555 TIMMONS LN STE 800 HOUSTON TX 77027-6498	8.04%	1,668,229.312

SAXON & CO FBO 21600014792358 P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	6.68%	1,385,949.749

Social Choice Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	74.15%	302,533.967

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/06/41 730 THIRD AVE NEW YORK NY 10017-3207	25.85%	105,471.953

Social Choice Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	88.07%	6,427,933.954

Social Choice Bond Fund—Retail Class

LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	39.91%	1,800,131.910

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.52%	1,106,012.287

FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	10.29%	464,329.838

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.69%	391,933.244

Social Choice Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.08%	30,483,132.709

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN JOE DELGRANDE & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	9.45%	7,567,351.164

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.82%	5,463,244.441

VANGUARD FIDUCIARY TRUST COMPANY PO BOX 2900 VALLEY FORGE PA 19482-2900	5.06%	4,053,468.004

Social Choice Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	82.62%	4,505,106.576

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.90%	867,066.824

TIAA-CREF Funds  ■  Statement of Additional Information     53

Fund—Class	Percentage of holdings	Shares

Social Choice Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	55.75%	12,475,917.390

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	29.16%	6,524,129.187

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS 200 CLARENDON STREET BOSTON MA 02116-5021	5.70%	1,274,529.432

Social Choice Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	65.36%	39,795,980.628

Tax-Exempt Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	70.77%	2,731,572.477

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	27.30%	1,053,583.341

Tax-Exempt Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.40%	3,521,735.642

The current Trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of [_________], 2015.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Asset Management, Inc. (“TCAM”). TCAM, in turn, holds all of the shares of Advisors, TPIS, the principal underwriter for the Trust, and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012, which was approved by the Board in December 2011. Prior to January 2, 2012, such services were provided pursuant to the Investment Management Agreement.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through August 1, 2016 for the Social Choice International Equity Fund, Social Choice Low Carbon Equity Fund and the Short-Term Bond Index Fund, February 29, 2016 for all Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund) and July 31, 2015 for all Fixed-Income Funds and the Real Estate Securities Fund (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund).

For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012 for the Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are not yet operational), the tables below reflect (i) the total dollar amount of investment management fees for

54     Statement of Additional Information  ■  TIAA-CREF Funds

each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net
	Fiscal years ended October 31,			Fiscal years ended October 31,			Fiscal years ended October 31,
Fund	2014	2013	2012	2014	2013	2012	2014	2013	2012
Emerging Markets Debt Fund	$14,192	$—	$—	$—	$—	$—	$14,192	$—	$—
Emerging Markets Equity Fund	6,550,506	5,798,366	4,223,196	—	—	—	6,550,506	5,798,366	4,223,196
Emerging Markets Equity Index Fund	1,185,916	798,352	338,505	—	—	—	1,185,916	798,352	338,505
Enhanced International Equity Index Fund	4,099,657	3,389,987	2,795,612	229,564	—	—	3,870,093	3,389,987	2,795,612
Enhanced Large-Cap Growth Index Fund	5,489,542	4,137,691	3,316,435	—	—	—	5,489,542	4,137,691	3,316,435
Enhanced Large-Cap Value Index Fund	5,327,506	4,276,672	3,258,712	—	—	—	5,327,506	4,276,672	3,258,712
Equity Index Fund	3,327,780	2,540,285	1,446,807	—	—	—	3,327,780	2,540,285	1,446,807
Global Natural Resources Fund	1,606,761	1,930,055	1,226,628	—	—	—	1,606,761	1,930,055	1,226,628
Growth & Income Fund	18,511,272	14,689,501	11,389,962	—	—	—	18,511,272	14,689,501	11,389,962
International Equity Fund	17,568,732	15,172,172	12,284,083	—	—	—	17,568,732	15,172,172	12,284,083
International Equity Index Fund	2,314,917	1,833,002	1,219,811	—	—	—	2,314,917	1,833,002	1,219,811
International Opportunities Fund	5,831,049	1,044,141	—	—	—	—	5,831,049	1,044,141	—
Large-Cap Growth Fund	11,186,170	8,286,848	6,600,242	—	—	—	11,186,170	8,286,848	6,600,242
Large-Cap Growth Index Fund	678,155	498,846	380,116	—	—	—	678,155	498,846	380,116
Large-Cap Value Fund	20,813,438	15,946,912	11,135,203	—	—	—	20,813,438	15,946,912	11,135,203
Large-Cap Value Index Fund	832,388	587,088	394,187	—	—	—	832,388	587,088	394,187
Mid-Cap Growth Fund	8,185,232	6,985,984	5,960,523	—	—	—	8,185,232	6,985,984	5,960,523
Mid-Cap Value Fund	20,342,861	16,763,460	12,875,731	208,309	173,023	—	20,134,552	16,590,437	12,875,731
Small-Cap Blend Index Fund	654,765	490,621	333,033	—	—	—	654,765	490,621	333,033
Small-Cap Equity Fund	10,619,058	8,643,417	6,994,707	279,974	465,162	386,653	10,339,084	8,178,255	6,608,054
Social Choice Equity Fund	3,094,240	2,186,243	1,793,650	—	—	—	3,094,240	2,186,243	1,793,650
S&P 500 Index Fund	870,652	667,814	566,266	—	—	—	870,652	667,814	566,266

For the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net
	Fiscal years ended March 31,			Fiscal years ended March 31,			Fiscal years ended March 31,
Fund	2014	2013	2012	2014	2013	2012	2014	2013	2012
Bond Fund	$6,951,196	$6,728,712	$6,080,572	$—	$—	$—	$6,951,196	$6,728,712	$6,080,572
Bond Index Fund	4,645,595	3,612,071	1,990,129	—	—	—	4,645,595	3,612,071	1,990,129
Bond Plus Fund	5,312,959	3,531,941	2,927,836	—	—	—	5,312,959	3,531,941	2,927,836
High-Yield Fund	8,611,292	6,308,383	3,640,730	—	—	—	8,611,292	6,308,383	3,640,730
Inflation-Linked Bond Fund	4,389,707	4,315,483	3,366,927	—	—	—	4,389,707	4,315,483	3,366,927
Short-Term Bond Fund	2,948,005	2,452,090	1,719,062	—	—	—	2,948,005	2,452,090	1,719,062
Social Choice Bond Fund	262,795	97,471	—	—	—	—	262,795	97,471	—
Tax-Exempt Bond Fund	1,105,446	1,139,203	961,727	—	—	—	1,105,446	1,139,203	961,727
Money Market Fund	851,132	926,819	1,057,679	—	—	—	851,132	926,819	1,057,679
Real Estate Securities Fund	6,700,945	6,000,671	4,420,487	—	—	—	6,700,945	6,000,671	4,420,487

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) paid to Advisors the allocated cost of certain

TIAA-CREF Funds  ■  Statement of Additional Information     55

administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) for these administrative and compliance services for the prior fiscal years ended October 31, 2012, October 31, 2013 and October 31, 2014:

	Fund administration fees			Compliance fees
Fund	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2014	October 31, 2013	October 31, 2012
Emerging Markets Debt Fund	$93	$—	$—	$33	$—	$—
Emerging Markets Equity Fund	29,179	30,528	29,442	10,180	15,886	14,573
Emerging Markets Equity Index Fund	32,484	24,374	14,303	11,359	12,769	7,130
Enhanced International Equity Index Fund	36,640	34,827	37,968	12,713	18,122	18,881
Enhanced Large-Cap Growth Index Fund	63,731	52,531	57,412	22,343	27,451	28,486
Enhanced Large-Cap Value Index Fund	61,290	55,166	55,978	21,483	28,911	27,698
Equity Index Fund	316,899	275,219	218,053	111,237	143,254	107,668
Global Natural Resources Fund	9,206	13,556	10,848	3,102	7,067	5,346
Growth & Income Fund	166,040	150,023	156,045	58,052	78,125	77,397
International Equity Fund	141,256	139,703	146,938	49,035	72,892	73,558
International Equity Index Fund	222,704	200,575	180,320	77,890	104,393	90,073
International Opportunities Fund	38,507	4,853	—	14,121	2,758	—
Large-Cap Growth Fund	97,742	81,740	89,569	34,308	42,654	44,609
Large-Cap Growth Index Fund	63,363	56,345	55,595	22,237	28,996	27,745
Large-Cap Value Fund	187,732	162,877	151,710	66,181	84,831	75,394
Large-Cap Value Index Fund	76,907	66,163	55,075	26,792	34,433	28,363
Mid-Cap Growth Fund	71,284	67,464	78,041	24,828	35,232	39,004
Mid-Cap Value Fund	182,600	170,220	176,631	63,970	88,672	87,943
Small-Cap Blend Index Fund	63,057	52,780	49,067	22,202	27,585	24,544
Small-Cap Equity Fund	94,983	85,009	92,758	33,323	44,364	46,191
Social Choice Equity Fund	75,532	63,424	72,016	26,442	33,054	35,808
S&P 500 Index Fund	82,466	73,445	84,964	28,830	38,264	42,322

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) for these administrative and compliance services for the prior fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012:

	Fund administration fees			Compliance fees
Fund	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2014	March 31, 2013	March 31, 2012
Bond Fund	$86,998	$128,504	$141,658	$42,739	$65,144	$54,621
Bond Index Fund	168,850	202,877	130,901	82,676	102,978	52,314
Bond Plus Fund	63,763	66,259	66,762	31,142	33,707	25,853
High-Yield Fund	91,073	101,684	69,864	44,930	51,543	27,297
Inflation-Linked Bond Fund	65,105	98,337	92,861	31,930	50,304	36,453
Short-Term Bond Fund	43,321	54,094	46,820	21,226	27,643	18,293
Social Choice Bond Fund	2,506	1,666	—	1,354	827	—
Tax-Exempt Bond Fund	13,661	21,290	21,845	6,843	10,850	8,466
Money Market Fund	29,997	52,725	70,598	14,890	26,952	32,521
Real Estate Securities Fund	49,756	67,908	59,693	24,585	34,445	23,082

56     Statement of Additional Information  ■  TIAA-CREF Funds

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) for the prior fiscal years ended October 31, 2012, October 31, 2013 and October 31, 2014, are set forth in the table below:

		Service fees for fiscal year or period ended
	Fund*	October 31, 2014	October 31, 2013	October 31, 2012
	Emerging Markets Debt Fund	$270	$—	$—
	Emerging Markets Equity Fund	40,144	34,872	20,640
	Emerging Markets Equity Index Fund	99,048	75,543	40,521
	Equity Index Fund	727,148	563,659	528,185
	Global Natural Resources Fund	31,367	31,756	21,931
	Growth & Income Fund	1,665,397	1,450,836	1,228,257
	International Equity Fund	2,054,508	1,946,699	1,805,420
	International Equity Index Fund	1,967,468	1,761,878	1,562,450
	International Opportunities Fund	9,233	2,217	—
	Large-Cap Growth Fund	438,637	361,792	250,331
	Large-Cap Growth Index Fund	661,779	601,677	540,839
	Large-Cap Value Fund	2,903,185	2,464,793	1,901,445
	Large-Cap Value Index Fund	824,829	664,583	522,860
	Mid-Cap Growth Fund	1,390,483	1,294,359	1,283,593
	Mid-Cap Value Fund	3,763,663	3,516,491	3,075,452
	Small-Cap Blend Index Fund	1,246,079	986,829	821,354
	Small-Cap Equity Fund	1,359,943	1,251,998	1,246,717
	Social Choice Equity Fund	998,588	869,260	842,449
	S&P 500 Index Fund	1,388,513	1,099,365	947,395
*	The Institutional, Retail and Premier classes of the funds are not currently subject to the Retirement Class Service Agreement.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) for the prior fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012 are set forth in the table below.

		Service fees for fiscal year or period ended
	Fund*	March 31, 2014	March 31, 2013	March 31, 2012
	Bond Fund	$865,593	$847,244	$740,399
	Bond Index Fund	175,977	131,143	51,841
	Bond Plus Fund	444,500	293,105	209,416
	High-Yield Fund	815,452	632,097	441,718
	Inflation-Linked Bond Fund	489,199	533,632	522,940
	Short-Term Bond Fund	521,989	644,764	388,748
	Social Choice Bond Fund	8,819	1,997	—
	Money Market Fund	208,615	181,468	180,120
	Real Estate Securities Fund	597,596	636,277	616,791
*	The Institutional, Retail and Premier classes of the funds are not currently subject to the Retirement Class Service Agreement.

TIAA-CREF Funds  ■  Statement of Additional Information     57

Underwriter and other service providers

Underwriter

TPIS, 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity and Emerging Markets Debt Funds’ financial statements for the fiscal year ended October 31, 2014 (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2014 (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational).

Personal trading policy

The Trust and TPIS have adopted Codes of Ethics under Rule 17j-I of the 1940 Act and Advisors has adopted a Code of Ethics under Rule 204A-1 of the Advisers Act. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all transaction confirmations and other brokerage account reports to a special compliance unit for review.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of

58     Statement of Additional Information  ■  TIAA-CREF Funds

the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices.

Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings. For managers with less than a 5-year track record, a 40% weighting is assigned to the 1-year ranking and a 60% weighting to the 3-year ranking.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) they manage, as of October 31, 2014 (except as otherwise noted).

TIAA-CREF Funds  ■  Statement of Additional Information     59

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Emerging Markets Debt Fund
Katherine Renfrew	0	1	$57	$143	$0
Anupam Damani	0	0	$57	$0	$0

Emerging Markets Equity Fund
Alex Muromcew	0	0	$864	$0	$100,001–500,000
Barton Grenning	0	0	$864	$0	$50,001–100,000

Emerging Markets Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	0	0	$1,029	$0	$50,001–100,000
Steven Rossiello	0	1	$1,029	$48	$100,001–500,000

Enhanced Large-Cap Growth Index Fund
Adam Cao	2	1	$4,487	$48	$0
James Johnson	0	0	$1,785	$0	$0

Enhanced Large-Cap Value Index Fund
Michael Shing	2	1	$4,426	$48	$100,001–500,000
Pei Chen	0	0	$1,724	$0	$50,001–100,000

Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$100,001–500,000
Lei Liao	12	0	$59,979	$0	$0

Global Natural Resources Fund
Navaneel Ray	0	0	$256	$0	$100,001–500,000

Growth & Income Fund
Susan Kempler	1	0	$4,861	$0	Over $1,000,000

International Equity Fund
Christopher Semenuk	1	0	$3,755	$0	Over $1,000,000

International Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$10,001–50,000
Lei Liao	12	0	$59,979	$0	$0

International Opportunities Fund
Jason Campbell	0	0	$1,047	$0	$100,001–500,000

Large-Cap Growth Fund
Susan Hirsch	3	0	$25,447	$0	Over $1,000,000
Terrence Kontos	1	0	$2,902	$0	$100,001–500,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Large-Cap Value Fund
Richard Cutler	2	0	$10,584	$0	Over $1,000,000
Athanasios (Tom) Kolefas	2	1	$10,584	$39	$0

Large-Cap Value Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Mid-Cap Growth Fund
George (Ted) Scalise	0	0	$1,730	$0	Over $1,000,000
Susan Hirsch	3	0	$25,447	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$10,584	$0	$100,001–500,000
Athanasios (Tom) Kolefas	2	1	$10,584	$39	Over $1,000,000

Small-Cap Blend Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Small-Cap Equity Fund
Michael Shing	2	1	$4,426	$48	$500,001–1,000,000
Adam Cao	2	1	$4,487	$48	$100,001–500,000

Social Choice Equity Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$10,001–50,000
Lei Liao	12	0	$59,979	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$100,001–500,000
Lei Liao	12	0	$59,979	$0	$0

The following chart includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) they manage, as of March 31, 2014 (except as otherwise noted).

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Bond Fund
John Cerra	6	0	$28,758	$0	$10,001–50,000
Joseph Higgins	3	0	$15,845	$0	$100,001–500,000

Bond Index Fund
Lijun (Kevin) Chen	0	0	$5,073	$0	$50,001–100,000
James Tsang	0	0	$5,073	$0	$50,001–100,000

Bond Plus Fund
John Cerra	6	0	$28,758	$0	$50,001–100,000
Kevin Lorenz	1	0	$5,088	$0	$100,001–500,000
William Martin	0	0	$2,277	$0	$500,001–1,000,000

High-Yield Fund
Jean Lin	0	0	$2,811	$0	$100,001–500,000
Kevin Lorenz	1	0	$5,088	$0	$500,001–1,000,000

Inflation-Linked Bond Fund
John Cerra	6	0	$28,758	$0	$10,001–50,000
Stephen Liberatore	4	1	$23,547	$98	$100,001–500,000

Short-Term Bond Fund
John Cerra	6	0	$28,758	$0	$100,001–500,000
Richard Cheng	0	0	$1,324	$0	$100,001–500,000

Social Choice Bond Fund
Stephen Liberatore	4	1	$23,547	$98	$100,001–500,000
Joseph Higgins	3	0	$15,845	$0	$0

Tax-Exempt Bond Fund
Stephen Liberatore	4	1	$23,547	$98	$0
Barnet Sherman	0	0	$338	$0	$10,001–50,000

Money Market Fund
Michael Ferraro	2	0	$12,788	$0	$0
Joseph Rolston	2	0	$12,788	$0	$0

Real Estate Securities Fund
David Copp	1	0	$1,521	$0	$500,001–1,000,000
Brendan Lee	1	0	$1,521	$0	$100,001–500,000

TIAA-CREF Funds  ■  Statement of Additional Information     61

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

62     Statement of Additional Information  ■  TIAA-CREF Funds

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS and TPIS, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of 0.25% of average daily net Retail Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net Premier Class assets.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Distribution (Rule 12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares. Prior to

TIAA-CREF Funds  ■  Statement of Additional Information     63

January 1, 2013, certain Funds were subject to a separate Retail Class Distribution Plan (“Retail Reimbursement Plan”) wherein such Funds reimbursed TPIS for all or part of certain expenses that TPIS incurred in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares. Reimbursements by a Fund under the Retail Reimbursement Plan were calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate exceeded the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay TPIS under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended March 31, 2014 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund), the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund) in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2014
Bond Fund	$33,492	$—	$132,397	$20,350	$13,014	$199,253
Bond Index Fund	5,807	—	22,955	3,528	2,256	34,546
Bond Plus Fund	113,783	—	449,778	69,132	44,211	676,904
High-Yield Fund	226,788	—	896,483	137,790	88,120	1,349,181
Inflation-Linked Bond Fund	73,495	—	290,520	44,653	28,557	437,225
Short-Term Bond Fund	73,286	—	289,697	44,526	28,476	435,985
Social Choice Bond Fund	1,815	—	7,176	1,104	705	10,800
Tax-Exempt Bond Fund	150,557	—	595,143	91,474	58,499	895,673
Real Estate Securities Fund	76,206	—	301,235	46,300	29,610	453,351

For the fiscal year ended October 31, 2014 for the Equity and Emerging Markets Debt Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Equity and Emerging Markets Debt Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2014
Emerging Markets Debt Fund	$70	$—	$21	$104	$51	$246
Emerging Markets Equity Fund	4,512	—	1,362	6,679	3,305	15,858
Emerging Markets Equity Index Fund	5,513	—	1,665	8,163	4,041	19,382
Equity Index Fund	420,412	—	126,931	622,307	307,974	1,477,624
Global Natural Resources Fund	4,914	—	1,484	7,273	3,599	17,270
Growth & Income Fund	651,854	—	196,809	964,894	477,518	2,291,075
International Equity Fund	239,241	—	72,232	354,132	175,257	840,862
International Opportunities Fund	1,595	—	481	2,361	1,168	5,605
Large-Cap Growth Fund	384,689	—	116,145	569,429	281,805	1,352,068
Large-Cap Value Fund	95,593	—	28,861	141,499	70,027	335,980
Mid-Cap Growth Fund	129,619	—	39,135	191,868	94,954	455,576
Mid-Cap Value Fund	197,890	—	59,747	292,924	144,965	695,526
Small-Cap Equity Fund	73,951	—	22,327	109,464	54,173	259,915
Social Choice Equity Fund	322,115	—	97,253	476,805	235,966	1,132,139

Payments by a Fund under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. Since the Short-Term Bond Index, the Social Choice International Equity and the Social Choice Low Carbon Equity Funds are newly operational, they made no payments under their respective Retail Compensation Plan as of the date of this SAI.

64     Statement of Additional Information  ■  TIAA-CREF Funds

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended March 31, 2014 (except as otherwise noted) for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund), the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund) in existence during the period under the Premier Class Distribution Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2014
Bond Fund	$—	$—	$29,901	$—	$—	$29,901
Bond Index Fund	—	—	47,540	—	—	47,540
Bond Plus Fund	—	—	25,501	—	—	25,501
High-Yield Fund	—	—	47,830	—	—	47,830
Inflation-Linked Bond Fund	—	—	15,024	—	—	15,024
Short-Term Bond Fund	—	—	24,202	—	—	24,202
Social Choice Bond Fund	—	—	2,127	—	—	2,127
Money Market Fund	—	—	763	—	—	763
Real Estate Securities Fund	—	—	82,721	—	—	82,721

For the fiscal year ended October 31, 2014 for the Equity and Emerging Markets Debt Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each of the Equity and Emerging Markets Debt Funds in existence during the period under the Premier Class Distribution Plan. Since the Social Choice International Equity and the Social Choice Low Carbon Equity Funds are newly operational, they made no payments under their respective Premier Class Compensation Plan as of the date of this SAI.

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2014
Emerging Markets Debt Fund	$—	$—	$144	$—	$—	$144
Emerging Markets Equity Fund	—	—	6,335	—	—	6,335
Emerging Markets Equity Index Fund	—	—	6,361	—	—	6,361
Equity Index Fund	—	—	95,203	—	—	95,203
Global Natural Resources Fund	—	—	6,080	—	—	6,080
Growth & Income Fund	—	—	243,031	—	—	243,031
International Equity Fund	—	—	441,897	—	—	441,897
International Equity Index Fund	—	—	286,079	—	—	286,079
International Opportunities Fund	—	—	1,635	—	—	1,635
Large-Cap Growth Fund	—	—	12,568	—	—	12,568
Large-Cap Value Fund	—	—	526,723	—	—	526,723
Mid-Cap Growth Fund	—	—	252,638	—	—	252,638
Mid-Cap Value Fund	—	—	702,943	—	—	702,943
Small-Cap Equity Fund	—	—	304,189	—	—	304,189
Social Choice Equity Fund	—	—	132,828	—	—	132,828

Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans.

TIAA-CREF Funds  ■  Statement of Additional Information     65

In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

Payments to Intermediaries

TPIS, Services, Advisors and/or their affiliates may make payments to intermediaries, including affiliates such as Nuveen Securities, LLC, from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of TPIS’s, Services’, Advisors’ and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by TPIS, Services, Advisors and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the intermediaries as described in the Funds’ Prospectuses and this SAI.

The Additional Payments may be intended to compensate intermediaries for, among other things: (i) marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; (ii) access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; (iii) assistance in training and education of personnel; (iv) “finders” or “referral” fees for directing investors to the Funds; (v) marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or (vi) other specified services intended to assist in the distribution and marketing of the Funds. In addition or alternatively, TPIS, Services, Advisors and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, plan administration, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by TPIS, Services, Advisors and/or their affiliates for the performance of these or similar services.

The Additional Payments may be a fixed dollar amount or they may be a variable amount that is calculated or based on the number of customer accounts maintained by the intermediary, a percentage of the value of shares sold to, or held by, customers of the intermediary or other factors. The Additional Payments are separately negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Additional Payments may be different for different intermediaries and may vary with respect to the type of Fund sold or serviced by the intermediary. Additional Payments are always made only to the firm, never to individuals. To the extent permitted by FINRA rules and corporate policies, TPIS, Services, Advisors and their affiliates may also pay non-cash compensation to sales representatives of intermediaries, including in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries or due diligence meetings.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and

66     Statement of Additional Information  ■  TIAA-CREF Funds

interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The Trustees have established other series of the Trust, known as the “Lifecycle Funds”, “Lifecycle Index Funds,” “Lifestyle Funds,” and “Managed Allocation Fund,” which are addressed in separate prospectuses and separate statements of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

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Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund is determined based on the Fund's NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than

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the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated

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investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2014, the following Equity and Emerging Markets Debt Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

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	Date of expiration
Fund	10/31/2017	10/31/2018	10/31/2019	No expiration	Total
Emerging Markets Debt Fund	$—	$—	$—	$125	$125
Emerging Markets Equity Fund	—	—	14,064,867	42,175,125	56,239,992
Emerging Markets Equity Index Fund	—	—	—	10,362,127	10,362,127
Global Natural Resources Fund	—	—	—	33,520,694	33,520,694
International Equity Fund	43,199,731	37,037,218	—	—	80,236,949
International Opportunities Fund	—	—	—	70,351,828	70,351,828
S&P 500 Index Fund	—	—	—	1,558,340	1,558,340

As of March 31, 2014 (except as otherwise noted), the following Fixed-Income Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	No expiration	Total
Bond Fund	$2,040,910	$2,040,910
Bond Index Fund	180,341	180,341
Short-Term Bond Fund	13,479	13,479
Tax-Exempt Bond Fund	851,646	851,646

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years must be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Trust will report to the shareholders of the Funds, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally

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treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its

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shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility

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that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that

74     Statement of Additional Information  ■  TIAA-CREF Funds

effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA-CREF for more information.

Treatment of Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel also may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

TIAA-CREF Funds  ■  Statement of Additional Information     75

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with brokers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

The following table shows the aggregate amounts of brokerage commissions paid by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) to firms that provided research services during the fiscal year ended October 31, 2014. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Emerging Markets Debt Fund	$—
Emerging Markets Equity Fund	3,909,998
Emerging Markets Equity Index Fund	229,941
Enhanced International Equity Index Fund	434,660
Enhanced Large-Cap Growth Index Fund	190,240
Enhanced Large-Cap Value Index Fund	259,738
Equity Index Fund	48,114
Global Natural Resources Fund	932,837
Growth & Income Fund	4,458,498
International Equity Fund	6,200,852
International Equity Index Fund	193,991
International Opportunities Fund	1,290,507
Large-Cap Growth Fund	1,930,881
Large-Cap Growth Index Fund	28,949
Large-Cap Value Fund	3,759,611
Large-Cap Value Index Fund	42,769
Mid-Cap Growth Fund	1,750,582
Mid-Cap Value Fund	1,578,428
Small-Cap Blend Index Fund	20,928
Small-Cap Equity Fund	804,612
Social Choice Equity Fund	46,198
S&P 500 Index Fund	19,148

The following table shows the aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) to firms that provided research services during the fiscal period ended March 31, 2014 (except as otherwise noted). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Real Estate Securities Fund	$1,291,050

76     Statement of Additional Information  ■  TIAA-CREF Funds

The aggregate amount of brokerage commissions paid by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) for the prior fiscal years ended October 31, 2012 and October 31, 2013 and the fiscal year ended October 31, 2014, was as follows:

Fund	October 31, 2014	October 31, 2013	October 31, 2012
Emerging Markets Debt Fund	$—	$—	$—

Emerging Markets Equity Fund	4,056,638	3,450,095	2,816,210

Emerging Markets Equity Index Fund	239,174	288,735	115,722

Enhanced International Equity Index Fund	467,456	500,417	317,857

Enhanced Large-Cap Growth Index Fund	224,674	190,149	194,774

Enhanced Large-Cap Value Index Fund	304,673	224,642	187,939

Equity Index Fund	79,144	136,651	118,795

Global Natural Resources Fund	956,120	1,046,472	544,524

Growth & Income Fund	5,027,633	6,534,509	4,556,062

International Equity Fund	6,535,095	7,697,938	5,186,639

International Equity Index Fund	215,780	315,569	267,342

International Opportunities Fund	1,326,785	518,013	—

Large-Cap Growth Fund	2,160,802	2,055,955	1,979,387

Large-Cap Growth Index Fund	48,135	42,855	49,368

Large-Cap Value Fund	4,144,795	3,556,395	3,209,155

Large-Cap Value Index Fund	106,013	69,041	65,196

Mid-Cap Growth Fund	1,943,315	1,717,961	994,787

Mid-Cap Value Fund	1,798,312	3,153,381	1,824,662

Small-Cap Blend Index Fund	55,499	114,575	42,561

Small-Cap Equity Fund	815,967	666,810	727,326

Social Choice Equity Fund	89,323	49,167	39,168

S&P 500 Index Fund	37,380	27,333	40,393

With respect to increases in brokerage commissions in 2014 from 2013, the Enhanced Large-Cap Value Index Fund increased its options trading, and because options trades generally have a higher commission rate than other trades, there was a higher amount of commissions paid. The International Opportunities Fund is relatively new and experienced growth in assets under management, which increased the amount of commissions paid. The Large-Cap Value Index Fund’s increase was attributed to both an increase in assets under management and positive cash inflows. The Social Choice Equity Fund’s increase was related to a one-time investment. The S&P 500 Index Fund’s increase was due to a significant increase in trading activity caused by purchases and redemptions of Fund shares.

With respect to decreases in brokerage commissions in 2014 from 2013, the Equity Index Fund’s decrease was due to reduced trading activity and a rising market. For the International Equity Index Fund, the decrease was due to reduced trading activity. The Mid-Cap Value’s decrease was directly attributable to lower trading turnover. The Small-Cap Blend Index Fund’s decrease was attributed to a swing from net purchases of the Fund to net redemptions.

The aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) for the prior fiscal years ended March 31, 2012, March 31, 2013, and March 31, 2014 (except as otherwise noted) was as follows:

Fund	March 31, 2014	March 31, 2013	March 31, 2012
Short-Term Bond Fund	$938	$—	$—

Real Estate Securities Fund	1,422,662	1,138,728	1,464,228

The increase in brokerage commissions in 2014 from 2013 for the Real Estate Securities Fund was primarily the result of an increase in the Fund’s assets under management, which resulted in an increase in the quantity of shares traded.

TIAA-CREF Funds  ■  Statement of Additional Information     77

During the fiscal year ended October 31, 2014, certain of the Equity and Emerging Markets Debt Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2014, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	772,559

Enhanced International Equity Index Fund	BANCO SANTANDER SA	15,282,240
	HSBC HOLDINGS PLC	10,420,701
	SKANDINAVISKA ENSKILDA BAN-A	8,601,123
	SUMITOMO MITSUI FINANCIAL GR	1,521,202
	BNP PARIBAS	222,712

Enhanced Large-Cap Growth Index Fund	LAZARD LTD-CL A	7,754,955

Enhanced Large-Cap Value Index Fund	WELLS FARGO & CO	51,061,962
	JPMORGAN CHASE & CO	39,160,800
	CITIGROUP INC	25,999,521
	BANK OF AMERICA CORP	22,749,424
	GOLDMAN SACHS GROUP INC	16,423,495
	MORGAN STANLEY	13,233,049
	LAZARD LTD-CL A	4,911,158
	CHARLES SCHWAB CORP	4,587,200
	STATE STREET CORP	1,995,313
	TD AMERITRADE HOLDING CORP	202,440

Equity Index Fund	WELLS FARGO & CO	101,959,610
	JPMORGAN CHASE & CO	92,063,926
	BANK OF AMERICA CORP	72,063,643
	CITIGROUP INC	65,453,486
	GOLDMAN SACHS GROUP INC	34,284,456
	MORGAN STANLEY	21,227,092
	STATE STREET CORP	13,139,472
	CHARLES SCHWAB CORP	13,043,445
	BB&T CORP	11,014,216
	FIFTH THIRD BANCORP	6,768,194
	TD AMERITRADE HOLDING CORP	3,707,655
	RAYMOND JAMES FINANCIAL INC	2,833,106
	LAZARD LTD-CL A	2,404,696
	POPULAR INC	1,272,299
	STIFEL FINANCIAL CORP	1,148,554
	SUSQUEHANNA BANCSHARES INC	729,942
	PIPER JAFFRAY COS	367,780
	INVESTMENT TECHNOLOGY GROUP	259,770
	COWEN GROUP INC-CLASS A	187,355
	OPPENHEIMER HOLDINGS-CL A	97,365
	FBR & CO	93,229

Growth & Income Fund	BANK OF AMERICA CORP	80,391,494
	WELLS FARGO & CO	69,390,064
	MORGAN STANLEY	52,848,734
	CITIGROUP INC	50,583,227
	JPMORGAN CHASE & CO	38,474,654
	LAZARD LTD-CL A	19,848,853

International Equity Fund	BNP PARIBAS	28,347,298
	NOMURA HOLDINGS INC	366,332

International Equity Index Fund	HSBC HOLDINGS PLC	88,596,169
	BANCO SANTANDER SA	48,165,446
	BNP PARIBAS	30,083,058
	SUMITOMO MITSUI FINANCIAL GROUP	23,788,668
	SOCIETE GENERALE SA	15,793,839
	NOMURA HOLDINGS INC	10,502,674
	SKANDINAVISKA ENSKILDA BAN-A	8,745,685
	ROYAL BANK OF SCOTLAND GROUP	7,063,970
	MACQUARIE GROUP LTD	6,998,102
	JULIUS BAER GROUP LTD	4,439,885

International Opportunities Fund	BNP PARIBAS	10,518,818
	SUMITOMO MITSUI FINANCIAL GROUP	7,234,887

Large-Cap Growth Fund	CHARLES SCHWAB CORP	25,987,778
	MORGAN STANLEY	13,479,621

78     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Broker	Holdings (US$)
Large-Cap Growth Index Fund	TD AMERITRADE HOLDING CORP	1,573,903
	LAZARD LTD-CL A	1,138,818
	CHARLES SCHWAB CORP	1,040,893

Large-Cap Value Fund	WELLS FARGO & CO	147,144,828
	BANK OF AMERICA CORP	128,524,470
	JPMORGAN CHASE & CO	78,787,296
	CITIGROUP INC	73,242,583
	STATE STREET CORP	61,657,687
	MORGAN STANLEY	54,830,119
	GOLDMAN SACHS GROUP INC	24,143,549

Large-Cap Value Index Fund	WELLS FARGO & CO	68,198,299
	JPMORGAN CHASE & CO	61,572,269
	BANK OF AMERICA CORP	48,449,802
	CITIGROUP INC	43,737,168
	GOLDMAN SACHS GROUP INC	22,855,227
	MORGAN STANLEY	14,414,254
	STATE STREET CORP	8,688,615
	BB&T CORP	7,335,045
	CHARLES SCHWAB CORP	7,205,144
	FIFTH THIRD BANCORP	4,573,392
	RAYMOND JAMES FINANCIAL INC	1,862,281
	POPULAR INC	876,509
	TD AMERITRADE HOLDING CORP	329,775

Mid-Cap Growth Fund	LAZARD LTD-CL A	12,194,533

Mid-Cap Value Fund	FIFTH THIRD BANCORP	48,111,972
	RAYMOND JAMES FINANCIAL INC	24,979,366
	LAZARD LTD-CL A	13,848,383

Small-Cap Blend Index Fund	STIFEL FINANCIAL CORP	2,921,152
	SUSQUEHANNA BANCSHARES INC	1,736,978
	PIPER JAFFRAY COS	888,398
	INVESTMENT TECHNOLOGY GROUP	625,811
	COWEN GROUP INC-CLASS A	443,455
	OPPENHEIMER HOLDINGS-CL A	246,948
	FBR CAPITAL MARKETS CO	214,411

Small-Cap Equity Fund	SUSQUEHANNA BANCSHARES INC	9,992,466

Social Choice Equity Fund	CHARLES SCHWAB CORP	16,073,463
	STATE STREET CORP	16,010,273
	BB&T CORP	15,174,728
	POPULAR INC	1,548,157
	TD AMERITRADE HOLDING CORP	101,220
	SUSQUEHANNA BANCSHARES INC	49,119

S&P 500 Index Fund	WELLS FARGO & CO	34,369,351
	JPMORGAN CHASE & CO	31,028,841
	BANK OF AMERICA CORP	24,621,683
	CITIGROUP INC	22,128,659
	GOLDMAN SACHS GROUP INC	10,612,271
	MORGAN STANLEY	7,301,964
	CHARLES SCHWAB CORP	4,484,103
	STATE STREET CORP	4,359,551
	BB&T CORP	3,720,574
	FIFTH THIRD BANCORP	2,258,210

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
Enhanced Large-Cap Value Index Fund	CITIGROUP INC	25,999,521
	GOLDMAN SACHS GROUP INC	16,423,495

International Equity Index Fund	NOMURA HOLDINGS INC	10,502,674

Large-Cap Value Fund	BANK OF AMERICA CORP	128,524,470

S&P 500 Index Fund	JPMORGAN CHASE & CO	31,028,841
	BANK OF AMERICA CORP	24,621,683

TIAA-CREF Funds  ■  Statement of Additional Information     79

Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated into this SAI by reference to the Annual Reports to shareholders for the period ending October 31, 2014 (for the Equity Funds and the Emerging Markets Debt Fund other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) and March 31, 2014 (for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited and unaudited financial statements of the Funds are incorporated herein by reference to (i) the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2014 for the Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which are newly operational) and fiscal year ended March 31, 2014 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational), and (ii) the Trust’s Semiannual Reports on Form N-CSR for the six-month fiscal period ended September 30, 2014 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which is newly operational). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual or Semiannual Report on request. Note that such statements, reports and filings do not contain information for the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund or the Short-Term Bond Index Fund as each of those Funds was not operational during the applicable periods.

80     Statement of Additional Information  ■  TIAA-CREF Funds

Appendix A: TIAA-CREF policy statement on corporate governance

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options backdating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

TIAA-CREF Funds  ■  Statement of Additional Information     81

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

• submitting shareholder resolutions

• withholding or voting against one or more directors

• requesting other investors to support our initiatives

• engaging in collaborative action with other investors

• engaging in public dialogue and commentary

• supporting an election contest or change of control transaction

• conducting a proxy solicitation

• seeking regulatory or legislative relief

• commencing or supporting litigation

• pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term

82     Statement of Additional Information  ■  TIAA-CREF Funds

losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.  TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.  TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.  TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4. TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5. TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.  TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

• Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

• Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

• Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.

• Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

• Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

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• Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

• Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.  Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.  One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9. Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

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10. Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11. Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12. Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1. Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2. Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3. Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4. Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5. Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the lifeblood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6. Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7. Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from

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dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8. Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9. Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted

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broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2. Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3. Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5. Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1. Directors should be elected annually by a majority rather than a plurality of votes cast.*

2. In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3. In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4. Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5. Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4. Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee,

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engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2. Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4. Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty or loyalty) has occurred, then directors should not be indemnified.

5. Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total

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compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1. Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2. Each committee should have the power to hire independent experts and advisors.

3. Each committee should report to the full board on the issues and decisions for which it is responsible.

4. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1. Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3. Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

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4. Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5. Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6. The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7. Compensation Committees should work only with consultants who are independent of management.

8. Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9. Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10. If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1. The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2. All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3. Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4. Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5. Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6. Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7. Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8. Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9. Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10. Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11. Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12. Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1. The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2. The disclosure should explain how the program seeks to identify and reward the value added by management.

3. The disclosure should identify how compensation is linked to long-term sustainable value creation.

4. Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5. When possible, charts should be used in conjunction with narratives to enhance comprehension.

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6. When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7. Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8. Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9. Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10. Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11. If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

• A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

• Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

• Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

• Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

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Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

92     Statement of Additional Information  ■  TIAA-CREF Funds

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

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C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection;

• Whether the provisions of the device are in line with generally accepted governance principles;

• Whether the company has submitted the device for shareholder approval; and

• Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

• Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

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• Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

• Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

• Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

• Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

• Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

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Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

96     Statement of Additional Information  ■  TIAA-CREF Funds

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

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Printed on paper containing recycled fiber	A12488 (__/15)

OTHER INFORMATION

Item 28.		Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

	(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

	(3)	Form of Amendment dated December 7, 2005 to the Declaration of Trust dated April 15, 1999.9/

	(4)	Form of Amendment dated February 14, 2006 to the Declaration of Trust dated April 15, 1999. 9/

	(5)	Amendment dated August 7, 2006 to the Declaration of Trust. 10/

	(6)	Amendment dated October 2, 2006 to the Declaration of Trust. 10/

	(7)	Amendment dated July 17, 2007 to the Declaration of Trust. 13/

	(8)	Amendment dated August 29, 2008 to the Declaration of Trust. 15/

	(9)	Amendment dated February 10, 2009 to the Declaration of Trust. 17/

	(10)	Amendment dated May 12, 2009 to the Declaration of Trust. 17/

	(11)	Form of Amendment dated May 18, 2010 to the Declaration of Trust. 20/

	(12)	Form of Amendment dated December 7, 2010 to the Declaration of Trust. 22/

	(13)	Form of Amendment dated May 17, 2011 to the Declaration of Trust. 24/

	(14)	Form of Amendment dated September 13, 2011 to the Declaration of Trust. 25/

	(15)	Form of Amendment dated May 15, 2012 to the Declaration of Trust. 28/

	(16)	Form of Amendment dated December 4, 2012 to the Declaration of Trust. 32/

	(17)	Amendment dated December 3, 2013 to the Declaration of Trust. 37/

	(18)	Amendment dated May 13, 2014 to the Declaration of Trust. 38/

	(19)	Amendment dated May 12, 2015 to the Declaration of Trust. *

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Investment Management Agreement by and between Registrant and Teacher Advisors, Inc. (“Advisors”), dated as of June 1, 1999. 2/

	(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 4/

	(3)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2004. 5/

	(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds. 6/

(5)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2005. 7/

(6)	Form of Investment Management Agreement by and between the Registrant and Advisors, effective February 1, 2006. 8/

(7)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, regarding the Growth Equity Fund dated as of February 1, 2006. 8/

(8)	Form of Expense Reimbursement Agreement between Registrant and Advisors effective February 1, 2006. 8/

(9)	Form of Fee Waiver for Growth & Income Fund and Lifecycle Funds effective February 1, 2006. 8/

(10)	Form of Amendment dated March 31, 2006 to the Investment Management Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(11)	Form of Amendment dated March 31, 2006 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(12)	Form of Amendment dated March 31, 2006 to the Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 9/

(13)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(14)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(15)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds. 10/

(16)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 10/

(17)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(18)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(19)	Form of Amendment dated December 6, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Retirement Class of the Lifecycle Funds. 10/

(20)	Form of Amendment dated January 17, 2007 to the Expense Reimbursement Agreement dated February 1, 2006. 10/

(21)	Form of Amendment dated November 30, 2007 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 13/

(22)	Form of Amendment dated November 30, 2007 to the February 1, 2006 Fee Waiver. 13/

(23)	Form of Amendment dated November 30, 2007 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2007. 13/

(24)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 14/

(25)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement. 14/

(26)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Fee Waiver Agreement for Growth & Income Fund and Lifecycle Funds. 14/

(27)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Fee Waiver Agreement for the TIAA-CREF Lifecycle Funds. 16/

(28)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for TIAA-CREF Growth Equity Fund. 16/

(29)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 16/

(30)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

(31)	Form of Amendment dated September 10, 2009 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 18/

(32)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

(33)	Form of Amended and Restated Fee Waiver Agreement dated February 1, 2010 for the TIAA-CREF Lifecycle Funds. 20/

(34)	Form of Amended and Restated Expense Reimbursement Agreement dated February 1, 2010 for the TIAA-CREF Funds. 20/

(35)	Form of Amendment dated May 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 20/

(36)	Form of Amended and Restated Expense Reimbursement Agreement dated August 1, 2010 for the TIAA-CREF Funds. 21/

(37)	Form of Amendment dated August 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 21/

(38)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle Funds dated as of February 1, 201122/

(39)	Form of Amended and Restated Agreement to Suspend Distribution Plans between Registrant and TPIS for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of February 1, 2011. 22/

(40)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 2011. 22/

(41)	Form of Amendment dated April 28, 2011 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 23/

(42)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 2011. 23/

(43)	Form of Amendment to the Investment Management Agreement for TIAA-CREF Global Natural Resources Fund dated September 20, 2011. 26/

(44)	Form of Amended and Restated Expense Reimbursement Agreement dated September 20, 2011 for TIAA-CREF Funds. 26/

(45)	Amendment to the Investment Management Agreement between the Registrant and Advisors dated as of December 6, 2011. 27/

(46)	Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of December 6, 2011. 27/

(47)	Amended and Restated Investment Management Agreement between Registrant and Advisors dated as of January 2, 2012. 27/

(48)	Form of Amendment to the Amended and Restated Investment Management Agreement between Registrant and Advisors dated as of March 1, 2012. 27/

(49)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of March 1, 2012. 27/

(50)	Form of Amendment to the Investment Management Agreement for TIAA-CREF Social Choice Bond Fund dated as of July 23, 2012. 28/

(51)	Form of Amended and Restated Expense Reimbursement Agreement dated as of July 23, 2012 for TIAA-CREF Funds. 28/

(52)	Form of Amended and Restated Expense Reimbursement Agreement for the TIAA-CREF Funds dated as of August 1, 2012. 29/

(53)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Social Choice Bond Fund dated as of September 21, 2012. 30/

(54)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of October 1, 2012. 31/

(55)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of October 1, 2012. 31/

(56)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of March 1, 2013. 33/

(57)	Form of Amendment to the Investment Management Agreement for TIAA-CREF International Opportunities Fund dated as of April 10, 2013. 34/

(58)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of April 12, 2013. 34/

(59)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of August 1, 2013. 35/

(60)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of October 1, 2013. 36/

(61)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of October 1, 2013. 36/

(62)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of March 1, 2014. 37/

(63)	Form of Amendment to the Investment Management Agreement between Registrant and Advisors dated as of May 1, 2014. [41]

(64)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of August 1, 2014. 39/

(65)	Form of Amendment to the Investment Management Agreement between Registrant and Advisors dated as of September 26, 2014. [41]

(66)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of September 26, 2014. 40/

(67)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of September 26, 2014. 40/

(68)	Form of Amendment to the Amended and Restated Investment Management Agreement between Registrant and Advisors dated as of March 1, 2015. [41]

	(69)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of January 1, 2015. [41]

	(70)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of March 1, 2015. [41]

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999. 2/

	(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”), dated as of June 1, 1999. 3/

	(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

	(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 7/

	(6)	Form of Amendment to Distribution Agreement for the TIAA-CREF Funds dated as of January 1, 2013. 33/

(f)	(1)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. 5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. 5/

	(3)	Non-Employee Trustee and Member Long-Term Compensation Plan, dated January 1, 2008. 14/

	(4)	Non-Employee Trustee and Member Deferred Compensation Plan, dated January 1, 2008. 14/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999. 3/

	(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002. 4/

	(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 4/

	(4)	Form of Master Custodian Agreement by and between Registrant and State Street dated November 20, 2007. 13/

	(5)	Form of Custodial Undertaking in Connection with Master Repurchase Agreement among Advisors, on behalf of Registrant, Goldman, Sachs & Co. and The Bank of New York Mellon, dated March 8, 2010. 20/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999. 3/

	(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc. (“BFDS”), dated as of July 1, 1999. 3/

	(3)	Transfer Agency and Service Agreement by and between Registrant and BFDS, dated as of July 1, 2002. 4/

	(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/ , October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004. 7/

	(5)	Form of Retirement Class Service Agreement by and between Registrant and Advisors dated as of February 1, 2006. 8/

	(6)	Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 9/

	(7)	Form of Transfer Agency Agreement by and between Registrant and BFDS, dated September 1, 2004. 12/

	(8)	Form of Amendment dated November 30, 2007 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 13/

	(9)	Form of Investment Accounting Agreement by and between Registrant and State Street dated November 20, 2007. 13/

	(10)	Form of Amendment dated September 10, 2009 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 18/

	(11)	Form of Amendment dated September 1, 2009 to the Transfer Agency Agreement between the Registrant and BFDS dated September 1, 2004. 18/

	(12)	Form of Amendment dated August 1, 2010 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 21/

	(13)	Form of Amendment dated April 1, 2011 to the Retirement Service Agreement by and between Registrant and Advisors. 23/

	(14)	Form of Amendment dated August 31, 2010 to Transfer Agency and Service Agreement between Registrant BFDS. 23/

	(15)	Form of Amendment dated June 29, 2011 to Transfer Agency and Service Agreement between Registrant and Boston Financial Services, Inc. 24/

	(16)	Form of Amendment to Retirement Service Agreement dated September 20, 2011 between Registrant and Advisors. 24/

	(17)	Administrative Services Agreement between Registrant and Advisors dated as of January 2, 2012. 27/

	(18)	Amendment to the Retirement Service Agreement between Registrant and Advisors dated as of December 6, 2011. 27/

	(19)	Form of Amendment to Retirement Service Agreement dated July 23, 2012 between Registrant and Advisors. 28/

	(20)	First Amendment dated May 31, 2012 to the Investment Accounting Agreement by and between Registrant and State Street. 29/

	(21)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of April 10, 2013. 34/

	(22)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of September 26, 2014. 40/

	(23)	Form of Amendment dated June 25, 2014 (effective as of April 1, 2014) to the Transfer Agency and Service Agreement dated September 1, 2009 by and between Registrant and BFDS. 40/

	(24)	Form of Amendment dated July 15, 2014 (effective September 1, 2014) to the Transfer Agency and Service Agreement dated September 1, 2009 by and between Registrant and BFDS. 40/

(i)		Opinion and Consent of Jonathan Fergelson, Esq.**

(j)	(1)	Consent of Dechert LLP.**

	(2)	Consent of PricewaterhouseCoopers LLP**

(k)		Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

	(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

	(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(4)	Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund. 9/

	(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds. 10/

	(6)	Form of Seed Money Agreement by and between Registrant and TIAA, dated November 30, 2007 for the Lifecycle 2045, Lifecycle 2050 and Lifecycle Retirement Income Funds and the Enhanced Large-Cap Growth Index, Enhanced Large-Cap Value Index and Enhanced International Equity Index Funds. 13/

	(7)	Form of Seed Money Agreement by and between Registrant and TIAA, dated September 10, 2009 for the Lifecycle Index Funds, Bond Index Fund and the Premier Class. 18/

	(8)	Form of Seed Money Agreement by and between Registrant and TIAA, dated August 1, 2010 for the Emerging Market Equity and Emerging Market Equity Index Funds. 20/

	(9)	Form of Initial Investment Agreement between TIAA and Registrant dated April 1, 2011. 23/

	(10)	Form Initial Investment Agreement between TIAA and Registrant dated September 20, 2011. 26/

	(11)	Form of Initial Investment Agreement between TIAA and Registrant dated July 23, 2012. 28/

	(12)	Form of Initial Investment Agreement between TIAA and Registrant dated as of April 12, 2013. 34/

	(13)	Form of Initial Investment Agreement between TIAA and Registrant dated as of September 26, 2014 for the Emerging Markets Debt Fund, the Lifecycle 2060 Fund and the Lifecycle Index 2060 Fund. 40/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004. 6/

	(2)	Distribution Plan for Retail Class Shares of Registrant, adopted pursuant to Rule 12b-1 of the 1940 Act, dated as of February 1, 2006. 8/

	(3)	Suspension of Distribution Plan Reimbursement Agreement by and between Registrant and TPIS dated effective February 1, 2006. 8/

	(4)	Form of Amendment dated March 31, 2006 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated February 1, 2006. 9/

	(5)	Form of Amendment dated March 31, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 9/

	(6)	Form of Amendment dated May 16, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 10/

	(7)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 11/

	(8)	Form of Amendment dated November 30, 2007 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated October 1, 2004. 13/

	(9)	Form of Distribution Plan for Lifecycle Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated November 30, 2007. 13/

(10)	Form of Amendment dated November 30, 2007 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 13/

(11)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2008. 14/

(12)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 16/

(13)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

(14)	Form of Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(15)	Form of Distribution Plan for Retirement Class Shares of Registrant on behalf of the Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(16)	Form of Distribution Plan for Retail Class Shares of Registrant on behalf of the Bond Index Fund adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(17)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

(18)	Form of Amended and Restated Agreement to Suspend Distribution Plans dated February 1, 2010 for TIAA-CREF Funds. 20/

(19)	Form of Amended and Restated Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

(20)	Form of Amended and Restated Compensation Distribution Plan for Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

(21)	Form of Amended and Restated Distribution Plan for the Retirement Class Reimbursement Plan of Registrant Lifecycle Fund Series adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(22)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between Registrant and TPIS dated effective February 1, 2011. 23/

(23)	Form of Amended and Restated Distribution Plan for Retirement Class Compensation Plan of Registrant TIAA-CREF Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(24)	Form of Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(25)	Form of Amended and Restated Distribution Plan for Retail Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 20, 2011. 26/

(26)	Form of Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 20, 2011. 26/

(27)	Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated December 6, 2011. 34/

(28)	Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated December 6, 2011. 34/

(29)	Form of Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated July 23, 2012. 28/

(30)	Form of Amended and Restated Distribution Plan for Premier Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated July 23, 2012. 28/

	(31)	Form of Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated January 1, 2013. 33/

	(32)	Form of Amended and Restated Distribution Plan for Retirement Class shares of the TIAA-CREF Lifecycle Funds of the Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated January 1, 2013. 33/

	(33)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between the Registrant and TPIS dated January 1, 2013. 33/

	(34)	Form of Amended and Restated Distribution Plans for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of March 28, 2013. 34/

	(35)	Form of Amended and Restated Distribution Plan for Premier Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of March 28, 2013. 34/

	(36)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between the Registrant and TPIS dated as of October 1, 2013. 36/

	(37)	Form of Amended and Restated Distribution Plan for the Premier Class of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of September 26, 2014. 40/

	(38)	Form of Amended and Restated Distribution Plan for the Retirement Class of the Registrant for the TIAA-CREF Lifecycle Funds adopted pursuant to Rule 12b-1 of the 1940 Act dated as of September 26, 2014. 40/

	(39)	Form of Amended and Restated Distribution Plan for the Retirement Class of the Registrant for the TIAA-CREF Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act dated as of September 26, 2014. 40/

	(40)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between the Registrant and TPIS dated as of September 26, 2014. 40/

	(41)	Form of Amended and Restated Distribution Plan for the Retail Class of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of September 26, 2014. 40/

(n)	(1)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 4/

	(2)	Form of Amended and Restated Multiple Class Plan effective February 14, 2006. 9/

	(3)	Form of Multiple Class Plan adopted pursuant to Rule 18f-3 of the 1940 Act with respect to the Lifecycle Funds effective January 17, 2007. 10/

	(4)	Form of Amendment dated November 30, 2007 to the Multiple Class (18f-3) Plan for the Lifecycle Funds. 13/

	(5)	Form of Amended and Restated Multiple Class (18f-3) Plan for the TCF Funds dated September 10, 2009. 18/

	(6)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated September 10, 2009. 18/

	(7)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated December 7, 2010. 23/

	(8)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated September 20, 2011. 26/

	(9)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated December 6, 2011. 34/

	(10)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated July 23, 2012. 28/

	(11)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds effective January 1, 2013. 33/

(12)	Form of Amended and Restated Multiple Class Plan (18f-3) for the Lifecycle Funds and the Lifecycle Index Funds of the TIAA-CREF Funds effective January 1, 2013. 33/

(13)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TIAA-CREF Funds dated as of March 28, 2013. 34/

(14)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TIAA-CREF Funds dated as of September 26, 2014. 40/

(15)	Form of Amended and Restated Multiple Class Plan (18f-3) for the Lifecycle Funds and the Lifecycle Index Funds of the TIAA-CREF Funds dated as of September 26, 2014. 40/

(o)	Reserved

(p)	TIAA-CREF Code of Ethics22/

(q)	Powers of attorney 37/

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.

7/	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2005.

8/	Incorporated herein by reference to Post-Effective Amendment No. 16 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1, 2006.

9/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

10/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.

11/	Incorporated herein by reference to Post-Effective Amendment No. 22 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 23, 2007.

12/	Incorporated herein by reference to Post-Effective Amendment No. 24 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2007.

13/	Incorporated herein by reference to Post-Effective Amendment No. 26 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 30, 2007.

14/	Incorporated herein by reference to Post-Effective Amendment No. 27 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2008.

15/	Incorporated herein by reference to Post-Effective Amendment No. 28 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 21, 2008.

16/	Incorporated herein by reference to Post-Effective Amendment No. 29 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2009.

17/	Incorporated herein by reference to Post-Effective Amendment No. 30 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 25, 2009.

18/	Incorporated herein by reference to Post-Effective Amendment No. 31 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 11, 2009.

19/	Incorporated herein by reference to Post-Effective Amendment No. 32 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 22, 2010.

20/	Incorporated herein by reference to Post-Effective Amendment No. 34 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 21, 2010.

21/	Incorporated herein by reference to Post-Effective Amendment No. 35 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on August 4, 2010.

22/	Incorporated herein by reference to Post-Effective Amendment No. 36 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2011.

23/	Incorporated herein by reference to Post-Effective Amendment No. 41 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 25, 2011.

24/	Incorporated herein by reference to Post-Effective Amendment No. 44 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 15, 2011.

25/	Incorporated herein by reference to Post-Effective Amendment No. 47 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 23, 2011.

26/	Incorporated herein by reference to Post-Effective Amendment No. 48 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 29, 2011.

27/	Incorporated herein by reference to Post-Effective Amendment No. 54 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 28, 2012.

28/	Incorporated herein by reference to Post-Effective Amendment No. 57 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 18, 2012.

29/	Incorporated herein by reference to Post-Effective Amendment No. 58 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 30, 2012.

30/	Incorporated herein by reference to Post-Effective Amendment No. 60 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 18, 2012.

31/	Incorporated herein by reference to Post-Effective Amendment No. 61 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 28, 2012.

32/	Incorporated herein by reference to Post-Effective Amendment No. 64 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 10, 2013.

33/	Incorporated herein by reference to Post-Effective Amendment No. 65 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2013.

34/	Incorporated herein by reference to Post-Effective Amendment No. 68 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 12, 2013.

35/	Incorporated herein by reference to Post-Effective Amendment No. 70 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 29, 2013.

36/	Incorporated herein by reference to Post-Effective Amendment No. 72 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2013.

37/	Incorporated herein by reference to Post-Effective Amendment No. 74 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2014.

38/	Incorporated herein by reference to Post-Effective Amendment No. 76 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 27, 2014.

39/	Incorporated herein by reference to Post-Effective Amendment No. 77 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 28, 2014.

40/	Incorporated herein by reference to Post-Effective Amendment No. 79 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 25, 2014.

41/	Incorporated herein by reference to Post-Effective Amendment No. 81 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 26, 2015.

*	Filed herewith.

**	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Advisors”), or the parent company or any affiliate of Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF mutual funds, each of which has Advisors or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF mutual funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF mutual funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 30.	Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DSTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Advisors also provides investment management services to the TIAA-CREF Life Funds, TIAA Separate Account VA-1 and certain unregistered pools. The directors of Advisors are Robert G. Leary, Carol Deckbar, Phillip Goff, Thomas Garbutt, John Panagakis and William Wilkinson. These persons are also Managers of TIAA-CREF Investment Management, LLC (“TCIM”), which is a wholly owned investment adviser subsidiary of TIAA and manages the investment accounts of the College Retirement Equities Fund (“CREF”). Both Advisors and TCIM are located at 730 Third Avenue, New York, NY 10017-3206.

Item 32.	Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) acts as the principal underwriter for the Registrant and the TIAA-CREF Life Funds.

The directors of TPIS are Robert G. Leary, Keith Rauschenbach, Catherine McCabe, Michael Noone, Timothy Walsh and Kevin O’Leary. The officers of TPIS are as follows:

Name and Principal Business	Positions and Offices with	Positions and Offices
Address*	Underwriter	with Registrant

Keith Henry Rauschenbach	President and Chief Operating Officer	None
William Forgione	Senior Managing Director and
	Assistant Secretary	None
William Bair	Chief Financial Officer	None
Samuel A. Turvey	Chief Compliance Officer	None
Michael Phillips	Chief Legal Officer and Assistant	None
	Secretary	None
Stephen Collier	Senior Vice President, Head of Tax	None
Christy Lee	Controller	None
Steven Butzine	Anti-Money Laundering Officer	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
Linda Dougherty	Vice President	None
Austin Wachter	Vice President	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Christopher Baraks	Vice President, Corporate Tax	None
Gerald McCarthy	Vice President, Tax	None
Janet Acosta	Assistant Secretary	None
Ann Medeiros	Assistant Secretary	None
Tracy Graham	Assistant Secretary	None
Abigail Smith	Assistant Secretary	None
Jamin Jenkins	Assistant Secretary, Corporate Tax	None
Gail Clinton	Assistant Secretary, Corporate Tax	None
Nicholas Cifelli	Assistant Secretary, Corporate Tax	None

*	The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Funds certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 15th day of May, 2015.

TIAA-CREF FUNDS

By:	/s/ Robert G. Leary
Name:	Robert G. Leary
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Leary	President and Principal Executive Officer	May 15, 2015
Robert G. Leary	(Principal Executive Officer)

/s/ Phillip G. Goff	Principal Financial Officer,	May 15, 2015
Phillip G. Goff	Principal Accounting Officer and Treasurer
(Principal Financial and Accounting Officer)

SIGNATURE OF		SIGNATURE OF
TRUSTEE	DATE	TRUSTEE	DATE

*	May 15, 2015	*	May 15, 2015
Forrest Berkley		Thomas J. Kenny

*	May 15, 2015	*	May 15, 2015
Nancy A. Eckl		Bridget A. Macaskill

*	May 15, 2015	*	May 15, 2015
Michael A. Forrester		James M. Poterba

*	May 15, 2015	*	May 15, 2015
Howell E. Jackson		Maceo K. Sloan

*	May 15, 2015	*	May 15, 2015
Nancy L. Jacobs		Laura T. Starks

/s/ Rachael M. Zufall	May 15, 2015
Rachael M. Zufall
as attorney-in-fact

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

Exhibit List

(a)(19)  Amendment dated May 12, 2015 to the Declaration of Trust.